UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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☐    Filed by a Party other than the Registrant

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

The ExOne Company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The ExOne Company

127 Industry Boulevard

North Huntingdon, Pennsylvania 15642

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On August 19, 2013

Dear Stockholder:

You are cordially invited to attend the 2013 Annual Meeting of Stockholders of The ExOne Company, a Delaware corporation (the “Company”). The meeting will be held on August 19, 2013 at 10:00 a.m. Eastern Daylight Time at the Wyndham Grand Pittsburgh, 600 Commonwealth Place, Pittsburgh, Pennsylvania 15222, for the following purposes:

1. To elect the seven (7) members of the Board of Directors identified in the accompanying proxy statement to serve until the 2014 Annual Meeting of Stockholders or until such persons’ successors have been duly elected and qualified.

2. To ratify the appointment of ParenteBeard LLC as the independent registered public accounting firm of the Company for the year ending December 31, 2013.

3. To consider and vote upon a proposal to approve the Company’s 2013 Equity Incentive Plan.

4. To transact any other business properly brought before the meeting or any adjournment thereof.

Details regarding the business to be conducted at the Annual Meeting are described in the Proxy Statement accompanying this Notice.

The record date for the 2013 Annual Meeting is June 24, 2013. Only stockholders of record at the close of business on that date are entitled to receive notice of, to attend and to vote at the Annual Meeting or any adjournment thereof.

We are taking advantage of a U.S. Securities and Exchange Commission Rule that allows companies to furnish their proxy materials over the Internet rather than in paper form. We believe that this delivery process will reduce our environmental impact and over time lower the costs of printing and distributing our proxy materials. We believe that we can achieve these benefits with no impact on our stockholders’ timely access to this important information.

If you wish to attend the meeting to vote in person and need directions, please contact the office of the Chief Legal Officer and Corporate Secretary at (724) 863-9663. To ensure that your vote is counted at the Annual Meeting, please vote as promptly as possible.

By Order of the Board of Directors

JOELLEN LYONS DILLON Chief Legal Officer and Corporate Secretary

North Huntingdon, Pennsylvania

July 1, 2013

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR

STOCKHOLDERS MEETING TO BE HELD ON AUGUST 19, 2013: OUR 2013 PROXY STATEMENT

AND 2012 ANNUAL REPORT TO STOCKHOLDERS ARE AVAILABLE AT

HTTP://WWW.ASTPROXYPORTAL.COM/AST/18123/.

i

The ExOne Company

127 Industry Boulevard

North Huntingdon, Pennsylvania 15642

PROXY STATEMENT

FOR THE 2013 ANNUAL MEETING OF STOCKHOLDERS

To Be Held On August 19, 2013 at 10:00 a.m., Eastern Daylight Time

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I receiving these materials?

The Board of Directors (the “Board of Directors” or the “Board”) of The ExOne Company (“we,” the “Company” or “ExOne”) is soliciting your proxy to vote at the 2013 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on August 19, 2013 at 10:00 a.m. Eastern Daylight Time at the Wyndham Grand Pittsburgh, 600 Commonwealth Place, Pittsburgh, Pennsylvania 15222.

You are invited to attend the Annual Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the meeting to vote your shares. Instead, you may follow the instructions below to submit your proxy by telephone or on the Internet. You may also vote by completing, signing and returning the proxy card to us at 127 Industry Boulevard, North Huntingdon, Pennsylvania 15642.

We intend to commence mailing to all stockholders of record entitled to vote at the Annual Meeting either the Notice of Internet Availability of Proxy Materials (the “Notice”) or a full set paper copy of this Proxy Statement together with our Annual Report on Form 10-K for the year ended December 31, 2012, the Notice and the accompanying proxy card on or about July 1, 2013. The copies of our 2012 Annual Report that you have received do not contain copies of exhibits to our Annual Report on Form 10-K for the year ended December 31, 2012. You can obtain copies of these exhibits electronically at the SEC’s website at www.sec.gov or by mail from the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549 at prescribed rates. The exhibits are also available as part of the Form 10-K for the year ended December 31, 2012 or Amendment No. 1 to Annual Report on Form 10-K/A, each of which is available on ExOne’s corporate website at www.exone.com. Stockholders may also obtain copies of exhibits without charge by contacting our Chief Legal Officer and Corporate Secretary at (724) 863-9663. We will also post this Proxy Statement, the accompanying proxy card and our 2012 Annual Report on the Internet at HTTP://WWW.ASTPROXYPORTAL.COM/AST/18123/ on or about July 1, 2013.

Why did I receive a Notice in the mail regarding the Internet availability of proxy materials instead of a full set paper copy of this Proxy Statement and the 2012 Annual Report?

We are taking advantage of an SEC rule that allows companies to furnish their proxy materials over the Internet rather than in paper form. This rule allows a company to send some or all of its stockholders a Notice regarding Internet availability of proxy materials. Instructions on how to access the proxy materials over the Internet or how to request a paper copy of proxy materials may be found in the Notice.

If you would prefer to receive proxy materials (including a proxy card) in printed form by mail or electronically by email, please follow the instructions contained in the Notice.

Why didn’t I receive a Notice in the mail regarding the Internet availability of proxy materials?

The SEC rules that allow us to furnish our proxy materials over the Internet rather than in paper form do not require us to do so for all stockholders. We may choose to send certain stockholders the Notice, while sending other stockholders a full set paper copy of our proxy statement, 2012 Annual Report, Notice and proxy card.

Who can vote at the Annual Meeting and When is the Record Date?

Only stockholders of record at the close of business on June 24, 2013 will be entitled to vote at the Annual Meeting. On the record date, there were 13,281,608 shares of Company common stock (“Common Stock”) outstanding. All holders of these outstanding shares are entitled to one vote for each share of Common Stock held by them as of June 24, 2013 at the Annual Meeting.

How can I access the proxy materials over the Internet?

The Notice and proxy card or voting instruction card will contain instructions on how to view the proxy materials on the Internet, vote your shares on the Internet and obtain printed or electronic copies of the proxy materials. An electronic copy of this proxy statement and the 2012 Annual Report are available at HTTP://WWW.ASTPROXYPORTAL.COM/AST/18123/.

What proposals am I considering?

There are three matters scheduled for a vote:

•

Proposal No. 1: Election of the seven (7) members of the Board of Directors identified in Proposal No. 1 to serve as directors until the Company’s 2014 Annual Meeting of Stockholders or until their successors are duly elected and qualified.

•	Proposal No. 2: Ratification of the appointment of ParenteBeard LLC as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2013.

•	Proposal No. 3: Approval of the Company’s 2013 Equity Incentive Plan.

How do I vote?

For Proposal No. 1, you may either vote “For” all the nominees to the Board of Directors, you may “Withhold” your vote from all nominees or you may “Withhold” your vote from any nominee you specify. For Proposal No. 2 and Proposal No. 3, you may vote “For” or “Against” the proposal or “Abstain” from voting.

Stockholder of Record (Shares Registered in Your Name) If on June 24, 2013 your shares were registered directly in your name with ExOne’s transfer agent, American Stock Transfer & Trust, LLC, then you are a stockholder of record with respect to those shares. As a stockholder of record, you may vote by proxy using a proxy card, vote by proxy on the Internet or by telephone as set forth in the Notice, or vote in person at the Annual Meeting. Regardless of whether you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person if you have already voted by proxy.

•

To vote using the proxy card, complete, sign and date the proxy card provided, and return it promptly to us. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

•	To vote on the Internet, please follow the instructions provided on your proxy card or the Notice.

•	To vote by telephone, please follow the instructions provided on your proxy card or the Notice.

•	To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.

We provide Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers.

Beneficial Owner (Shares Registered in the Name of a Broker or Bank) If on June 24, 2013 your shares were held in an account at a broker, bank or other similar organization as your nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct that organization on how to vote the shares in your account. Please refer to the voting instructions provided by your bank or broker. Many organizations allow beneficial owners to give voting instructions via telephone or the Internet as well as in writing. You are also invited to attend the Annual Meeting, but you will need to bring a copy of a brokerage statement reflecting stock ownership as of June 24, 2013. Because you are not the stockholder of record, you may not vote your shares in person at the meeting unless you provide a valid proxy (sometimes referred to as a “legal proxy”) from your broker, bank or other similar organization.

How many votes do I have?

You have one vote for each share of Common Stock you own as of the close of business on June 24, 2013. You may vote on each proposal presented for consideration at the 2013 Annual Meeting. There are no cumulative voting rights with respect to ExOne’s common stock.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted “For” the election of each of the seven (7) nominees for director, “For” ratification of ParenteBeard LLC as our independent registered public accounting firm for the year ending December 31, 2013 and “For” approval of the Company’s 2013 Equity Incentive Plan. If any other matter is properly presented at the meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

What do I need to do to attend the Annual Meeting in person?

Space for the Annual Meeting is limited. Therefore, admission will be on a first-come, first-served basis. Registration will open at 9:00 a.m. Eastern Daylight Time and the Annual Meeting will be begin at 10:00 a.m. Each stockholder should be prepared to present:

1.	Valid government photo identification, such as a driver's license or passport; and

2.	Beneficial stockholders holding their shares through a broker, bank, trustee or other nominee will need to bring proof of beneficial ownership as of June 24, 2013, the record date, such as their most recent account statement reflecting their stock ownership prior to June 24, 2013, a copy of the voting instruction card provided by their broker, bank, trustee or other nominee or similar evidence of ownership.

Use of cameras, recording devices, computers and other electronic devices, such as smart phones and tablets, will not be permitted at the Annual Meeting. Photography and video are prohibited at the Annual Meeting.

Please allow ample time for check-in. Please note that large bags and packages will not be allowed at the Annual Meeting. Persons may be subject to search.

Who is paying for this proxy solicitation?

The Company will pay for the entire cost of soliciting proxies. In addition to the Company mailing these proxy materials and the Notice, the Company’s directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. The Company may reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials (including multiple copies of this Proxy Statement and multiple proxy cards or multiple Notices), your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the meeting.

If you are a stockholder of record, you may revoke your proxy in any one of the following ways:

•	You may submit another properly completed proxy card with a later date.

•	You may vote again on a later date via the Internet or by telephone as set forth on the Notice.

•	You may send a written notice that you are revoking your proxy to the Corporate Secretary of the Company at The ExOne Company, 127 Industry Boulevard, North Huntingdon, Pennsylvania 15642.

•	You may attend the Annual Meeting and vote in person by ballot. Simply attending the meeting will not, by itself, revoke your proxy.

If you are a beneficial owner of shares held in street name, you may change your vote in any one of the following ways:

•	You may submit new voting instructions to your broker, trustee or nominee.

•	If you have obtained a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares, by attending the Annual Meeting and voting in person.

How are votes counted?

We have designated American Stock Transfer & Trust Company, LLC as the inspector of elections who will validate the votes.

With respect to Proposal No. 1, the inspector of elections will count “For” votes and “Withhold” votes. Abstentions and broker non-votes will not be counted, nor will they affect the outcome of Proposal No. 1.

With respect to Proposal No. 2, the inspector of elections will count separately “For”, “Against” and “Abstain” votes and broker non-votes. “Abstain” votes will be counted towards the vote total for the proposal, and will have the same effect as “Against” votes. Because broker non-votes are not deemed to be votes entitled to be cast, they will not affect the outcome of Proposal No. 2.

With respect to Proposal No. 3, the inspector of elections will count separately “For”, “Against” and “Abstain” votes and broker non-votes. “Abstain” votes will be counted towards the vote total for the proposal, and will have the same effect as “Against” votes. Because broker non-votes are not deemed to be votes entitled to be cast, they will not affect the outcome of Proposal No. 3.

See “How many votes are needed to approve each proposal?” for further details regarding the votes needed to approve each proposal.

What is a “broker non-vote”?

If your shares are held by your broker, bank or other similar organization as your nominee (that is, in “street name”), you will need to follow the voting instructions provided by that organization on how to vote your shares. If you do not provide voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker, bank, or other organization is not permitted to vote on that matter, including the election of directors and the vote to approve the Company’s 2013 Equity Incentive Plan, without instructions from the beneficial owner and instructions are not given.

In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal. Thus, while broker non-votes will be counted as present for the purpose of determining the presence of a quorum at the meeting, broker non-votes will not affect the outcome of any matter being voted on at the meeting.

How many votes are needed to approve each proposal?

Proposal No. 1. Directors will be elected by the vote of the majority of the shares cast with respect to the director at the Annual Meeting. This means that the number of votes cast “For” a director’s election must exceed 50% of the total number of votes cast with respect to that director’s election. Votes cast include “For” votes and “Withhold” votes. Stockholders may not cumulate votes in the election of directors. Abstentions and broker non-votes will not be counted, nor will they affect the outcome of this proposal.

Proposal No. 2. Ratification of the appointment of ParenteBeard LLC as the Company’s independent registered public accounting firm for the year ending December 31, 2013 requires the affirmative vote of a majority of the shares represented at the Annual Meeting and entitled to vote on this matter. Abstentions will have the same effect as an “Against” vote. Broker non-votes will not be counted as having been voted on the proposal.

Proposal No. 3. Approval of the Company’s 2013 Equity Incentive Plan requires the affirmative vote of a majority of the shares represented at the Annual Meeting and entitled to vote on this matter. Abstentions will have the same effect as an “Against” vote. Broker non-votes will not be counted as having been voted on the proposal.

What are the Board’s voting recommendations?

•	Proposal No. 1: “For” each of the nominees to the Board of Directors.

•	Proposal No. 2: “For” ratification of the appointment of ParenteBeard LLC as the independent registered public accounting firm for the Company for the year ending December 31, 2013.

•	Proposal No. 3: “For” the approval of the Company’s 2013 Equity Incentive Plan.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if a majority of all outstanding shares entitled to vote is represented by stockholders present at the meeting or by proxy. On the record date, there were 13,281,608 shares of Common Stock outstanding and entitled to vote.

Thus 6,640,805 shares must be represented by stockholders present at the meeting or by proxy to have a quorum. Your shares will be counted towards the quorum if you submit a valid proxy or vote at the meeting.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K within four business days following the Annual Meeting. In the event we are unable to obtain the final voting results within four business days, we will file the preliminary voting results in a Current Report on Form 8-K within four business days following the Annual Meeting, and will file an amended Form 8-K with the final voting results within four business days after the final voting results are known.

How can stockholders submit a proposal under Rule 14a-8 for inclusion in our Proxy Statement for the 2014 Annual Meeting of Stockholders?

Our 2014 Annual Meeting of Stockholders will be held on May 5, 2014 at 10:00 a.m. Eastern Daylight Time at the Westin Convention Center Pittsburgh, 1000 Penn Avenue, Pittsburgh, Pennsylvania 15222. To be included in our Proxy Statement for the 2014 Annual Meeting of Stockholders, stockholder proposals must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Except as provided below, stockholder proposals must be received by our Corporate Secretary at our principal executive offices no later than December 5, 2013.

How can stockholders submit nominations of persons for election to the Board of Directors or proposals of business to be transacted by the stockholders for the 2014 Annual Meeting of Stockholders?

A stockholder of record may submit nominations of persons for election to the Board of Directors or proposals of business to be transacted by the stockholders only if the stockholders comply with Section 13 of our Amended and Restated Bylaws (the “Bylaws”).

Under our Bylaws, a stockholder must give advance notice to our Corporate Secretary of any business, including nominations of directors for our Board, that the stockholder wishes to raise at the 2014 Annual Meeting of Stockholders at our principal executive offices not later than March 6, 2014, which is the 60th day prior to the date of our 2014 Annual Meeting of Stockholders.

With respect to a stockholder’s nomination of a candidate for our Board, the stockholder notice to our Corporate Secretary must contain certain information as set forth in our Bylaws about both the nominee and the stockholder making the nomination. With respect to any other business that the stockholder proposes, the stockholder notice must contain a brief description of such business, the reasons for conducting such business at the meeting, any personal or other direct or indirect material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made, and certain other information specified in our Bylaws.

If you wish to bring a stockholder proposal or nominate a candidate for director, you are advised to review our Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

If a stockholder wishes only to recommend a candidate for consideration by the Nominating and Governance Committee as a potential nominee for director, see the procedures discussed in “Corporate Governance — Nominating and Governance Committee.”

I share an address with another stockholder. Why did we receive only one copy of the proxy materials and how may I obtain an additional copy of the proxy materials?

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for a Notice of Internet Availability of Proxy Materials or other annual meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other annual meeting materials addressed to those stockholders. This process, which is commonly referred to as "householding," is intended to provide extra convenience for stockholders and cost savings for companies.

BACKGROUND

Our business began as the advanced manufacturing business of Extrude Hone Corp., which manufactured its first 3D printing machine in 2003 using licensed technology developed by researchers at Massachusetts Institute of Technology. In 2005, our business assets were transferred into The Ex One Company, LLC, a Delaware limited liability company, when Extrude Hone Corp. was purchased by another company.

In 2007, we were acquired by S. Kent Rockwell through his wholly-owned company Rockwell Forest Products, Inc. (“RFP”). On January 1, 2013, The Ex One Company, LLC was merged with and into a newly created Delaware corporation, which changed its name to The ExOne Company (the “Reorganization”).

ExOne conducted an initial public offering of common stock in February 2013, which resulted in ExOne becoming subject to the rules and regulations of the Exchange Act of 1934, as amended. These rules and regulations require ExOne to prepare this proxy statement in connection with the 2013 Annual Meeting.

Messrs. Rockwell, Burns and Irvin became members of the Board of Directors on January 1, 2013 when the Company was reorganized. Messrs. Kilmer, Sellier and Semple and Ms. Wachtel were appointed to the Board of Directors in February 2013 in connection with the Company’s initial public offering. The committees of the Board of Directors were formed in March 2013 following the consummation of the initial public offering, and the current members of each committee were appointed at that time.

As a company with less than $1.0 billion in revenue during 2012, ExOne qualifies as an “emerging growth company” as defined in the Jumpstart our Business Startups Act of 2012, or the JOBS Act. An emerging growth company may take advantage of specified reduced reporting requirements and is relieved of certain other significant requirements that are otherwise generally applicable to public companies. As an emerging growth company:

•	we are permitted to provide less extensive disclosure about our executive compensation arrangements; and

•	we are not required to give our stockholders non-binding advisory votes on executive compensation or golden parachute arrangements.

We may take advantage of these provisions for up to five years or such earlier time that we are no longer an emerging growth company. We would cease to be an emerging growth company if we have more than $1.0 billion in annual revenues, qualify as a large accelerated filer under the Securities Exchange Act of 1934, as amended, or issue more than $1.0 billion of non-convertible debt over a three-year period. We may choose to take advantage of some but not all of these reduced burdens.

EXECUTIVE OFFICERS AND DIRECTORS OF THE COMPANY

The following table and the discussion below provide information about our directors and executive officers as of June 10, 2013:

Name	Age	Positions and Offices Held with the Company
S. Kent Rockwell	68	Chairman of the Board and Chief Executive Officer
David Burns	58	President, Chief Operating Officer and Director
JoEllen Lyons Dillon	49	Chief Legal Officer and Corporate Secretary
Rainer Hoechsmann	47	General Manager of ExOne GmbH
John Irvin	58	Chief Financial Officer, Treasurer and Director
Rick Lucas	47	Chief Technology Officer
Ken Yokoyama	36	General Manager of Ex One KK
Raymond J. Kilmer	48	Director
Victor Sellier	64	Director
Lloyd A. Semple	74	Director
Bonnie K. Wachtel	57	Director

S. Kent Rockwell — Mr. Rockwell has served as our Chairman and Chief Executive Officer since January 1, 2013, when we were formed as a Delaware corporation. Prior to that date, Mr. Rockwell served as the Managing Member of Ex One Company, LLC, our predecessor, since 2008. Mr. Rockwell has been the Chairman and Chief Executive Officer of Rockwell Venture Capital, Inc., a private venture capital company, since 1983 and of Appalachian Timber Services, a supplier of timber products for railroads, since 1986. Mr. Rockwell served as Vice Chairman of Argon ST, a public company engaged primarily in defense contracting, from 2004 to 2010. Mr. Rockwell served as the Chairman and Chief Executive Officer of Sensytech Inc., which was engaged in the design, development, and manufacture of electronics and technology products for the defense and intelligence markets in the United States, from 1998 to 2004. He was Chairman and Chief Executive Officer of Astrotech International Corp., a public company in the oilfield supply business, from 1989 to 1997. From 1987 to 1989, he was Chairman and Chief Executive Officer of Special Metals Corp., a producer of super alloy and special alloy products. From 1978 to 1982, he was Chairman and Chief Executive Officer of McEvoy Oilfield Equipment, a producer of oilfield equipment. Mr. Rockwell served on the Board of Directors of Rockwell International from 1973 until 1982 and served as President of the Energy Products Group of Rockwell International from 1977 to 1982. We believe that Mr. Rockwell should serve as a member of our Board because he has intimate knowledge of the Company, its business and operations, and the risks, challenges and opportunities it faces. In addition, Mr. Rockwell also brings to our Board nearly forty years of experience with strategic planning, acquisitions and integration, marketing, finance and accounting, operations and risk management, having served in numerous executive and director positions at other public and private companies before joining the Company.

David J. Burns — Mr. Burns has served as our President and Chief Operating Officer since 2005, and began serving as a member of our Board of Directors effective January 1, 2013. He has been a trustee for the Rochester Institute of Technology since 2003 and a board member of The Association for Manufacturing Technology since 2001, serving as its chairman from 2004 to 2005. From 1978 to 2005, he was employed by Gleason Corp., a global manufacturer of products related to gear manufacturing, where he was Chief Executive Officer from 2001 to 2005. Mr. Burns has served on the Executive Advisory Council of The Simon School at the University of Rochester since 2002. We believe that Mr. Burns should serve as a member of our Board because he has an in-depth knowledge of the business and operations of the Company, particularly its worldwide operations, for which he has been responsible since 2005. We believe that Mr. Burns’ significant operating and senior management experience in our industry provides him with the qualifications and skills to serve as a director.

JoEllen Lyons Dillon — Ms. Dillon has served as our Chief Legal Officer and Corporate Secretary since March 11, 2013. From May 2012 through February 2013, she was a legal consultant on our initial public offering. She was previously a partner at two national law firms, Reed Smith LLP from 2002 until 2011 and

Buchanan Ingersoll & Rooney PC from 1988 until 2002, where she became a partner after starting as an associate with the firm. Ms. Dillon was the former Chair, and currently serves as the Audit Committee Chair of the Allegheny District chapter of the National Multiple Sclerosis Society. She is also a Vice President of the Wine & Spirits Advisory Council to the Pennsylvania Liquor Control Board.

Rainer Hoechsmann — Mr. Hoechsmann has served as General Manager of ExOne GmbH, a subsidiary of ExOne, since 2003 and is responsible for operations in Europe. Mr. Hoechsmann is the inventor and co-inventor of certain AM technology covered by a number of our patents. In 2003 he co-founded Prometal RCT GmbH in Augsburg, which is the predecessor to ExOne GmbH. In 1999, he co-founded Generis GmbH, one of the first companies implementing 3D printing applications, in Augsburg, Germany. Mr. Hoechsmann has received a number of industry awards, including the OCE Printing Award from OCE Printers AG, the Technical University of Munich Award for 3D Printing and McKinsey & Company Start-Up Award. He is a member of the Association of German Engineers.

John Irvin — Mr. Irvin has served as our Chief Financial Officer since October 1, 2012, and began serving as a member of our Board of Directors effective January 1, 2013. From 2008 to 2012, Mr. Irvin served as President of PartnersFinancial, a national insurance brokerage company owned by National Financial Partner Corp. (“NFP”), a publicly-traded diversified financial services firm. From 1993 to 2008, he was Chairman and Chief Executive Officer of Innovative Benefits Consulting, Inc., a life insurance consulting firm and wholly-owned subsidiary of NFP. From 1983 to 1993, Mr. Irvin was a partner of Mid Atlantic Capital Group, a financial services company which he co-founded in 1983 and his highest position was vice chairman. In 1979, Mr. Irvin formed the certified public accounting firm of John Irvin and Company. From 1976 to 1979, he was an accountant for Arthur Andersen LLP. From 2000 to 2004, Mr. Irvin served on the board of directors of Sensytech Inc., which was engaged in the design, development, and manufacture of electronics and technology products for the defense and intelligence markets in the United States, and also served on its audit committee from 2000 to 2002, and as chairman of the audit committee from 2002 to 2004. Upon the merger of Sensytech Inc. into Argon ST, Inc., a public company engaged primarily in defense contracting, he served as director and chairman of the audit committee from 2004 to 2010. He has served on The American College Foundation Board since 2010. Mr. Irvin was selected to serve as a director because of his significant financial and accounting experience, having served in the financial services industry for a number of years and as an accountant for Arthur Anderson before forming his own certified public accounting firm. Mr. Irvin brings expertise to the Board in the areas of financial analysis and reporting, internal auditing and controls and risk management oversight. He is also able to provide both strategic and operational vision and guidance to the Board having served in several executive-level positions before joining the Company, including the fifteen years he served as chairman and chief executive officer of Innovative Benefits Consulting, Inc.

Rick Lucas — Mr. Lucas has served as our Chief Technology Officer since June 2012. He served in various positions from October 2001 to June 2012 at Touchstone Research Laboratory, a broad-based product development research facility that focuses on the development of next-generation materials and products, where he directed operations and research activities and served as Director of Operations from March 2010 to June 2012. From November 1989 to October 2001, Mr. Lucas managed product development for Lake Shore Cryotronics, a privately held developer of cryogenic temperature sensors and other instrumentation. He is currently serving on the National Additive Manufacturing Innovation Institute (NAMII), an additive manufacturing center, governance board.

Ken Yokoyama — Mr. Yokoyama is the General Manager of Ex One KK, a subsidiary of ExOne since 2008. He is responsible for overall management of the Japan and Asia operations. From 2005 to 2008, he was the Technical Manager of Ex One KK. From 2004 to 2005, he was the Process Engineer for Extrude Hone KK.

Raymond J. Kilmer — Mr. Kilmer began serving on our Board of Directors on February 12, 2103. Mr. Kilmer has been Executive Vice President and Chief Technology Officer of Alcoa Inc., a world-wide manufacturer and supplier of aluminum products, since 2011. Prior to that he was Vice President-Technology and Engineering of

Alcoa Mill Products from 2008 to 2011 and Global Director-Automotive Flat Rolled Products for Alcoa Inc. from 2006 to 2008. We believe that Mr. Kilmer’s engineering background and extensive career managing operations at Alcoa, a large, global, high-technology company, will complement the Company’s high-technology business needs and that his experience and expertise in this industry will enable him to provide expert advice to the Company on a range of technical, operational, commercial and strategic matters.

Victor Sellier — Mr. Sellier began serving on our Board of Directors on February 12, 2013. He co-founded Argon Engineering Associates, Inc., the predecessor company to Argon ST, Inc. (“Argon ST”), a public company engaged primarily in defense contracting, in 1997. He served as Argon ST’s Vice President of Business Operations and Secretary from 2004 to 2007, as its Chief Financial Officer and Treasurer from 2005 to 2007, and was Argon ST’s Executive Vice President from 2007 to 2009. He served as a Director of Argon ST, Inc. from 2004 to 2010. From 1995 to 1997, Mr. Sellier served as the Vice President and Assistant General Manager of the Falls Church Division of Raytheon E-Systems, (NYSE). From 1989 to 1995, he served as Vice President and Assistant General Manager of Engineering Research Associates, a wholly-owned subsidiary of E-Systems Corporation, (NYSE). Mr. Sellier served as the Senior Financial and Administrative Manager of Engineering Research Associates, a privately held company, from 1979 to 1989. Mr. Sellier brings to our Board significant experience in the areas of operational and strategic planning, acquisitions and integration from his nearly fifteen years’ experience at Argon ST, Inc. We believe that his own personal experience creating and growing this business to the successful company it is today will be instrumental in overseeing the Company’s own growth and development. Mr. Sellier also brings significant financial expertise to our Board (and to our Audit Committee on which he serves) having served as chief financial officer and treasurer of Argon ST and senior financial and administrative manager of Engineering Research Associates.

Lloyd A. Semple — Mr. Semple began serving on our Board of Directors on February 5, 2013. He has been a professor of law at the Detroit Mercy School of Law in Detroit, Michigan since 2004 and its dean since 2009. Prior to 2004, he practiced law at Dykema Gossett, a Detroit-based law firm, where he was Chairman and Chief Executive Officer from 1995 to 2002. He has served as outside counsel and director for several business enterprises. He was a director of Argon ST from 2004 to 2010. Mr. Semple brings to our Board extensive legal and corporate governance expertise and experience from his nearly forty-year career as an attorney in private practice, where he focused primarily on general corporate matters, mergers and acquisitions, and financial markets and services. His extensive service as counsel and director of several businesses will be beneficial to our Board.

Bonnie K. Wachtel — Ms. Wachtel began serving on our Board of Directors on February 12, 2103. She is a principal of Wachtel & Co., Inc., an investment firm in Washington, DC involved with the development of growing companies. Since joining Wachtel & Co., Inc., in 1984, Ms. Wachtel has been a director of more than a dozen public and private corporations. She has been a director of VSE Corporation (NASDAQ: VSEC) a provider of engineering services principally to the federal government, since 1991 and of Information Analysis Inc., a provider of IT technical services, since 1992. She was a director of Integral Systems Inc. (NASDAQ: ISYS) a provider of satellite related software and services, from 2010 to 2011. She was also a director of Acies Corporation, a payment systems processor, from 2006 to 2008. Ms. Wachtel serves on the Listing Qualifications Panel for NASDAQ. She practiced law at Weil, Gotshal & Manges in New York from 1980 to 1984. Ms. Wachtel brings substantial corporate governance and regulatory compliance expertise to our Board, having served as a director for more than a dozen public and private corporations, and also from her service on the Listing Qualifications Panel for NASDAQ as well as her years as an attorney in private practice, during which time she focused primarily on business law, corporate finance and securities law. Ms. Wachtel is also a certified financial analyst, and as such will bring significant expertise to our Board (and our Audit Committee on which she serves) in the areas of financial analysis and reporting, internal auditing and controls and risk management oversight.

CORPORATE GOVERNANCE

Structure of the Board of Directors

Our Board of Directors may establish the authorized number of directors from time to time by resolution as permitted under our Amended and Restated Bylaws. Currently, the Board of Directors has established that the Board will have seven members. Our current directors, if re-elected at the Annual Meeting, will continue to serve until the 2014 Annual Meeting of Stockholders or until his or her successor has been elected or qualified, or until his or her earlier death, resignation or removal.

Independence of the Board of Directors

The Board of Directors is currently composed of seven members, a majority of whom are independent under the applicable rules of the NASDAQ Stock Market (“NASDAQ”). Messrs. Kilmer, Sellier and Semple and Ms. Wachtel each qualify as independent directors in accordance with the published listing requirements of NASDAQ. The NASDAQ independence definition includes a series of objective tests, such as that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of his or her family members has engaged in various types of business dealings with us. In addition, as further required by the NASDAQ rules, the Board of Directors has made a subjective determination as to each independent director that no relationships exist which, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, the directors reviewed and discussed information provided by the directors and the Company with regard to each director’s business and personal activities as they may relate to us and our management.

Board Leadership Structure

Our Bylaws give the Board the flexibility to determine whether the roles of Chief Executive Officer and Board Chairman should be held by the same person or by two separate individuals. Our Company recently became a publicly traded company after completing our initial public offering on February 12, 1013. Mr. Rockwell has been managing the Company (or its predecessors) since 2008. At this time, the Board has determined that having Mr. Rockwell serve as both the Chief Executive Officer and the Chairman is in the best interest of our stockholders. We believe this structure makes the best use of the Chief Executive Officer’s extensive knowledge of the Company, our strategic initiatives and our industry, and also fosters real-time communication between management and the Board. The Board has also elected Mr. Semple to serve as the Lead Director of our independent directors. As the lead director, Mr. Semple will assist the Chief Executive Officer in preparing for meetings of the Board of Directors, preside at executive sessions of the independent directors, serve as a liaison between the other independent directors and Mr. Rockwell and be permitted to call meetings of the independent directors in his discretion. Generally, every meeting of the Board of Directors includes a meeting of the independent directors.

Risk Oversight Management

Our management is responsible for the day-to-day management of the risks that we face including, without limitation, strategic, financial, operational, legal/compliance and reputational risks.

Our Board of Directors as a whole has responsibility for the oversight of enterprise risk management, and our Audit Committee is responsible for overseeing the process by which management assesses and manages our exposure to risk, as well as our major financial risk exposures and the steps management takes to monitor and control such exposures, based on consultation with our management and independent auditors. The Board’s and Audit Committee’s oversight roles are supported by management reporting processes that are designed to provide the Board and the Audit Committee insight into the identification, assessment and management of critical risks.

Information Regarding the Board of Directors and its Committees

Our predecessor company was a limited liability company and did not have any directors in 2012. ExOne became a publicly traded company in February 2013 when it conducted an initial public offering. Following the completion of the initial public offering, the Board of Directors established an Audit Committee, a Compensation Committee and a Nominating and Governance Committee. As a result, neither the Board nor any committees held any meetings in 2012.

The following table provides membership information for each of the Board committees as of July 1, 2013:

Name	Audit Committee		Compensation Committee		Nominating and Governance Committee
S. Kent Rockwell
David Burns
John Irvin
Raymond J. Kilmer	X		X		X
Victor Sellier	X	*			X
Lloyd A. Semple			X		X	*
Bonnie K. Wachtel	X		X	*

*	Denotes committee chair as of July 1, 2013.

Below is a description of each committee of the Board of Directors. The Board of Directors has determined that each member of each of the Audit, Compensation and Nominating and Governance Committees meets the applicable rules and regulations regarding “independence” and that each such member is free of any relationship that would interfere with his or her individual exercise of independent judgment with regard to the Company. Each committee of the Board of Directors has a written charter approved by the Board of Directors. Copies of each charter are posted on our website at http://www.exone.com under the Corporate Governance section within the Investor Relations section.

Audit Committee

The Audit Committee of our Board of Directors, which has been established in accordance with Section 3(a)(58)(A) of the Exchange Act, assists the Board of Directors in overseeing: (i) the integrity of our financial statements; (ii) the effectiveness of our internal control over financial reporting; (iii) our compliance with legal and regulatory requirements; (iv) the independence, qualifications and performance of our independent registered public accounting firm; (v) the Company’s processes and procedures relating to risk assessment and risk management; and (vi) related party transactions.

The current members of the Audit Committee are Messrs. Sellier and Kilmer and Ms. Wachtel, each of whom is independent for Audit Committee purposes under the rules and regulations of the SEC and the listing standards of NASDAQ. Mr. Sellier currently chairs the Audit Committee.

The Board of Directors has determined that Mr. Sellier is an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K and that he, therefore, also satisfies the “financial sophistication” requirement of the NASDAQ rules. The designation does not impose on Mr. Sellier any duties, obligations or liability that are greater than are generally imposed on him as member of the Audit Committee and the Board of Directors.

Compensation Committee

The Compensation Committee is charged with the following responsibilities, among others: (i) reviewing and approving annually the corporate goals and objectives applicable to the compensation of the Chief Executive Officer, evaluating at least annually the Chief Executive Officer’s performance in light of those goals and objectives, and determining and approving the Chief Executive Officer’s compensation level based on this evaluation; (ii) reviewing and making recommendations regarding the compensation of all other executive officers; (iii) administering and making recommendations to the Board of Directors with respect to our 2013 Equity Incentive Plan and any other compensation plans; (iv) reviewing and approving the executive compensation information included in the Company’s annual report on Form 10-K and proxy statement; (v) reviewing and approving or providing recommendations with respect to any employment agreements or severance arrangements or plans; (vi) reviewing and approving or providing recommendations with respect to all employee benefit plans; and (vii) developing and recommending to the Board for approval officer succession plans and monitoring and updating such plans as needed.

The current members of our Compensation Committee are Messrs. Kilmer and Semple and Ms. Wachtel, each of whom is independent for Compensation Committee purposes under the rules and regulations of the SEC and the listing standards of NASDAQ (including those that will become effective in 2014). Ms. Wachtel currently chairs the Compensation Committee. Each of the members is also a “non-employee director” within the meaning of Rule 16b-3 of the Exchange Act and an “outside director,” as that term is defined under Section 162(m) of the Internal Revenue Code of 1986.

Our Chief Executive Officer will not participate in the determination of his own compensation or the compensation of directors. However, he will make recommendations to the Compensation Committee regarding the amount and form of the compensation of the other executive officers and key employees, and he will participate in the Compensation Committee’s deliberations about the compensation of the other executive officers and key employees. No other executive officers will participate in the determination of the amount or form of the compensation of executive officers or directors.

Neither the Company nor the Compensation Committee has retained any compensation consultants.

The Compensation Committee shall have the authority to delegate any of its responsibilities, along with the authority to take action in relation to such responsibilities, to one or more subcommittees as the Compensation Committee may deem appropriate in its sole discretion.

Compensation Committee Interlocks and Insider Participation

Our predecessor company was a limited liability company and did not have any directors in 2012. The Compensation Committee was formed, and Messrs. Kilmer and Semple and Ms. Wachtel were each appointed to the Compensation Committee in March 2013. None of our executive officers have served as a member of a compensation committee (or if no committee performs that function, the Board of Directors) of any other entity that has an executive officer serving as a member of our Board of Directors.

Nominating and Governance Committee

The Nominating and Governance Committee of our Board of Directors is charged with the following responsibilities, among others: (i) identifying and recommending candidates to fill vacancies on the Board of Directors and for election by the stockholders; (ii) recommending committee assignments for directors to the Board of Directors; (iii) monitoring and assessing the performance of the Board of Directors and individual non-employee directors; (iv) reviewing compensation received by directors for service on the Board of Directors and its committees; and (v) developing and recommending to the Board of Directors appropriate corporate governance policies, practices and procedures for our Company

The current members of our Nominating and Governance Committee are Messrs. Semple, Kilmer and Sellier, each of whom is independent under the listing standards of NASDAQ. Mr. Semple currently chairs the Nominating and Governance Committee.

The Nominating and Governance Committee believes that members of the Board of Directors should have certain minimum qualifications, including having the highest professional and personal ethics and values, broad experience at the policy-making level in business, government, education, technology or public interest, a commitment to enhancing stockholder value, and sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. The Nominating and Governance Committee also considers such other guidelines and various and relevant career experience, relevant skills, such as an understanding of the telecommunications and high-speed Internet provider industries, financial expertise, diversity and local and community ties. While we do not maintain a formal policy requiring the consideration of diversity in identifying nominees for director, diversity is, as noted above, one of the factors our Nominating and Governance Committee considers in conducting its assessment of director nominees. We view diversity expansively to include those attributes that we believe will contribute to a Board of Directors that, through a variety of backgrounds, viewpoints, professional experiences, skills, educational experiences and other such attributes, is best able to guide the Company and its strategic direction. Candidates for director nominees are reviewed in the context of the current make-up of the Board of Directors. The Nominating and Governance Committee will conduct any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board of Directors. The Nominating and Governance Committee meets to discuss and consider such candidates’ qualifications and then selects a nominee for recommendation to the Board of Directors.

The Nominating and Governance Committee will consider director candidates recommended by stockholders and evaluate them using the same criteria as candidates identified by the Board of Directors or the Nominating and Governance Committee for consideration. If a stockholder of the Company wishes to recommend a director candidate for consideration by the Nominating and Governance Committee the stockholder recommendation should be delivered to the Secretary of the Company at the principal executive offices of the Company, and should include:

•

To the extent reasonably available, information relating to such director candidate that would be required to be disclosed in a proxy statement pursuant to Regulation 14A under the Exchange Act, in which such individual is a nominee for election to the Board of Directors;

•	The director candidate’s written consent to (A) if selected, be named in the Company’s proxy statement and proxy and (B) if elected, serve on the Board of Directors; and

•	Any other information that such stockholder believes is relevant in considering the director candidate.

Code of Ethics and Business Conduct

The Board of Directors has adopted a code of ethics and business conduct. The code of ethics and business conduct applies to all of our employees, officers and directors. The full text of our code of ethics and business conduct is posted on our website at http://www.exone.com under the Corporate Governance section within the Investor Relations section. The Company will disclose any future amendments to the code of ethics and business conduct that relate to executive officers of the Company on the Company’s website, as well as any waivers of the code of ethics and business conduct that relate to the executive officers of the Company.

Stockholder Communications with the Board of Directors

Stockholders may communicate with our Board of Directors, either generally or with a particular director, by writing to the following address:

The Board of Directors

c/o Corporate Secretary

The ExOne Company

127 Industry Boulevard

North Huntingdon, PA 15642

Each such communication should set forth (i) the name and address of such stockholder, as they appear on the Company’s books, and if the stock is held by a nominee, the name and address of the beneficial owner of the stock, and (ii) the class and number of shares of the Company’s stock that are owned of record by such record holder and beneficially by such beneficial owner.

The person receiving such stockholder communication shall, in consultation with appropriate members of the Board of Directors as necessary, generally screen out communications from stockholders to identify communications that are (i) solicitations for products and services, (ii) matters of a personal nature not relevant for stockholders, or (iii) matters that are of a type that render them improper or irrelevant to the functioning of the Board of Directors and the Company.

Attendance at Annual Meeting of Stockholders by the Board of Directors

We do not have a formal policy regarding attendance by members of the Board of Directors at our annual meeting of stockholders. We did not have a 2012 Annual Meeting of Stockholders. Directors are encouraged, but not required, to attend the 2013 Annual Meeting of Stockholders.

TRANSACTIONS WITH RELATED PERSONS

Approval of Related Party Transactions

Prior to our initial public offering, we had been a privately held company with a very small number of equity holders which had been primarily funded by companies which are affiliated with S. Kent Rockwell (see below). As a result, we had never adopted any policy concerning review, approval or ratification of transactions with related persons. However, on March 26, 2013, the Board of Directors of the Company adopted a written policy with respect to related person transactions. The following is a brief summary of the newly adopted Policy and Procedures with Respect to Related Person Transactions.

It is the policy of the Company to enter into or ratify related person transactions only when the Board of Directors acting through the Audit Committee has determined that the transaction in question is in the best interests of the Company. Prior to entering into a related person transaction, the related person shall provide notice to the Chief Legal Officer of the facts and circumstances of the transaction. Upon determining that the proposed transaction involves an amount greater than $50,000 and is a related person transaction, the proposed transaction shall be submitted to the Audit Committee for consideration. The Audit Committee shall consider all relevant facts and circumstances and approve only those related person transactions that are in the best interests of the Company and its stockholders.

Rockwell Related Entities

S. Kent Rockwell, our Chairman and Chief Executive Officer, is the trustee and beneficiary of the S. Kent Rockwell Revocable Trust, which is the 100% owner of Rockwell Venture Capital, Inc. which is the 100% owner of each of Rockwell Holdings, Inc. (“RHI”) and RFP. As a result, Mr. Rockwell is deemed to have beneficial ownership of the shares owned by them.

The S. Kent Rockwell 1997 Irrevocable Trust is the owner of 580,000 shares of our common stock. Mr. Rockwell disclaims beneficial ownership of the shares owned by such Trust.

Borrowings

As of December 30, 2011, we had borrowed $18,983,602 from RHI for working capital. In satisfaction of this debt, we issued to RHI 18,963,602 preferred units on December 30, 2011. In May of 2012, RHI sold 6,000,000 preferred units to third parties. In the Reorganization, RHI converted its remaining 12,983,602 preferred units to 12,983,602 shares of our Class A preferred stock and the other holders of preferred units converted 6,000,000 preferred units to 6,000,000 shares of our Class A preferred stock.

On February 14, 2013, we paid approximately $9.9 million of the net proceeds from the initial public offering to repay a revolving line of credit that we had with RFP for working capital (the “Rockwell Line of Credit”). The Rockwell Line of Credit provided for borrowing, repayment and reborrowing from time to time. While no limit was specified, borrowings were subject to RFP’s approval. Borrowings under the Rockwell Line of Credit bore interest at the rate of 8.0% per annum and were repayable, in whole or part, upon demand of RFP. As of February 14, 2013, we had approximately $9.9 million in borrowings and accrued interest outstanding under the Rockwell Line of Credit. S. Kent Rockwell, our Chairman and Chief Executive Officer, is the beneficiary of the S. Kent Rockwell Revocable Trust, which is the indirect, sole stockholder of RFP. The Company no longer maintains the Rockwell Line of Credit.

Share Ownership

As of January 1, 2013, we had 5,800,000 shares of common stock outstanding, 72% of which were owned by RFP, 10% of which were owned by the S. Kent Rockwell 1997 Irrevocable Trust, and 18,983,602 shares of

Class A preferred stock outstanding of which 12,983,602 or 68% of those shares were owned by RHI. Upon consummation of the initial public offering, Class A preferred stock converted by its own terms into common stock on a 9.5 to 1 basis into 1,998,275 shares of common stock.

As of March 15, 2013, we had 13,281,608 shares of common stock outstanding (giving effect to the conversion of the Class A preferred stock into shares of common stock (1,366,694 shares owned by RHI) and the sale of 6,095,000 shares of common stock in the initial public offering), RHI holds 5.7% of our outstanding common stock, RFP holds 31.4% of our outstanding common stock. In the aggregate, these entities hold 37.1% of our outstanding common stock. S. Kent Rockwell disclaims beneficial ownership of the S. Kent Rockwell 1997 Irrevocable Trust which owns 4.4% of our outstanding common stock.

Leased Property

On March 27, 2013, our wholly-owned subsidiary, ExOne Americas, LLC, acquired certain assets, including property and equipment (principally land, buildings and machinery and equipment) held by our two variable interest entities, Troy Metal Fabricating, LLC (“TMF”) and Lone Star Metal Fabrication, LLC (“Lone Star”), and assumed all outstanding debt of such variable interest entities. Lone Star is owned by RFP and TMF is owned by the S. Kent Rockwell Revocable Trust. S. Kent Rockwell, our Chairman and Chief Executive Officer, is the trustee and beneficiary of the S. Kent Rockwell Revocable Trust, which is the 100% owner of Rockwell Venture Capital, Inc. which is the 100% owner of RFP.

Payment of approximately $1.9 million and $0.2 million was made to TMF and Lone Star, respectively, including a return of capital to entities, both of which are controlled by Mr. Rockwell, of approximately $1.4 million. These payments were made using a portion of the net proceeds from the initial public offering. There was no gain or loss or goodwill generated as a result of this transaction. Simultaneous with the completion of this transaction, we also repaid all of the outstanding debt assumed from the variable interest entities, resulting in a payment of approximately $4.7 million.

Prior to such purchase and for the periods represented herein, we leased property and equipment used by our Houston, Texas and Troy, Michigan operations from Lone Star and TMF, respectively, and we guaranteed certain debt of both of them.

DIRECTOR COMPENSATION

Prior to our initial public offering in February 2013, our Board of Directors was composed solely of employee directors who did not receive additional compensation for their service as directors.

In connection with our initial public offering, our then board of directors approved a non-employee director compensation program, which became effective immediately following the closing of our initial public offering on February 12, 2013.

Under this program, our non-employee directors receive the following:

•	Annual Cash Retainer: $30,000;

•	Annual fee for Chairman of the Audit Committee: $5,000; and

•	Annual fee for Chairman of the Compensation Committee: $5,000;

Non-employee directors are also eligible to receive awards pursuant to our 2013 Equity Incentive Plan. In connection with their appointment to our Board on the closing of the initial public offering in February 2013, each non-employee director received 2,500 shares of restricted stock. These shares vest in one-third increments on the first, second and third anniversary of the grant date. Directors who are also full-time officers or employees of the Company will receive no additional compensation for serving as directors.

SUMMARY OF NAMED EXECUTIVE OFFICER COMPENSATION

ExOne is an “emerging growth company,” as defined in Section 101(a)(19)(C) of the Jumpstart Our Business Startups Act of 2012. As an emerging growth company, under SEC rules, we are not required to include a Compensation Discussion and Analysis section in this Proxy Statement and have elected to comply with the reduced disclosure requirements applicable to emerging growth companies.

Summary Compensation Table

The following table provides information regarding the compensation awarded to or earned during 2010, 2011 and 2012 by our Chief Executive Officer and each of the next three most highly compensated executive officers who were serving as executive officers through December 31, 2012 (collectively, the “named executive officers”).

Summary Compensation Table

Name and Position	Year	Salary		Bonus		Stock and Option Awards	Total Cash Compensation		All Other Compensation			Non-Cash Equity Based Compensation			Total Compensation
S. Kent Rockwell, Chairman & Chief Executive Officer	2010 2011 2012		— — —		— — —	— — —		— — —		— — —			— — —			— — —

David J. Burns, President & Chief Operating Officer	2010 2011 2012	$ $ $	274,344 268,622 272,216		— — —	— — —	$ $ $	274,344 268,622 272,216	$ $ $	1,484 1,405 2,117	(1) (1) (1)	$	— — 3,272,500	(2)	$ $ $	275,828 270,027 3,546,833	(2)

Doris Pedersen, Chief Financial Officer(3)	2010 2011 2012	$ $ $	133,716 122,446 266,267		— — —	— — —	$ $ $	133,716 122,446 266,267	$ $ $	752 2,507 4,665	(1) (1) (1)		— — —		$ $ $	134,468 124,953 270,932

John Irvin, Chief Financial Officer(4)	2010 2011 2012	$	— — 62,033		— — —	— — —	$	— — 62,033		— — —		$	— — 1,785,000	(2)	$	— — 1,847,033	(2)

Rainer Hoechsmann, General Manager of ExOne GmbH(5)	2010 2011 2012	$ $ $	232,357 243,716 286,396	$ $ $	2,851 62,667 64,476	— — —	$ $ $	235,208 306,383 350,872		— — —		$	— — 2,677,500	(2)	$ $ $	235,208 306,383 3,028,372	(2)

1	Represents the net value of personal use of company car.
2	RFP, an entity controlled by S. Kent Rockwell, sold: 550,000 common units (which converted into 319,000 shares of common stock upon the Reorganization) to David Burns; 300,000 common units (which converted into 174,000 shares of common stock upon the Reorganization) to John Irvin; and 450,000 common units (which converted into 261,000 shares of common stock upon the Reorganization) to Rainer Hoechsmann. Due to RFP’s controlling interest in us, such sales are deemed to be made by us; therefore, we recognized the excess of the fair market value on June 30, 2012, the measurement date, over the sale price of $1.25 per unit ($2.61 per share) as non-cash compensation expense. The fair value of the common units on the measurement date was $7.20 per unit ($12.41 per share), resulting in total non-cash compensation expense of approximately $7.7 million for accounting purposes. The total compensation listed above includes that non-cash compensation of $3.3 million, $1.7 million and $2.7 million for Messrs. Burns, Irvin and Hoechsmann, respectively.
3	Ms. Pedersen resigned as Chief Financial Officer effective September 30, 2012, and her employment with us ended on December 31, 2012.
4	Mr. Irvin became the Chief Financial Officer effective October 1, 2012.
5	ExOne paid Mr. Hoechsmann in Euros in 2010, 2011 and 2012. The referenced numbers were obtained by applying the average Euro to U.S. foreign currency exchange rate for 2010, 2011 and 2012 of 1.3277, 1.3926 and 1.2859, respectively.

Narrative Disclosure to Summary Compensation Table

2013 Equity Incentive Plan

On January 24, 2013, our Board of Directors adopted the Plan. A summary of the Plan is included in Proposal 3 below.

Employment Agreements

We have entered into employment agreements with: Mr. Rockwell, for an initial term ending on September 1, 2014; Mr. Burns, for an initial term ending on June 1, 2014; and Mr. Irvin, for an initial term ending on October 1, 2014, in all cases unless sooner terminated pursuant to the agreements. Each agreement will automatically extend for additional one year terms on each subsequent anniversary, unless not later than 90 days immediately preceding any anniversary, we or the executive has given written notice to the other that it does not wish to extend the employment agreements. Under the employment agreements, the executives are entitled to receive an annual base salary and are eligible to participate in an annual bonus plan on terms established from time to time by the Board. During the term of the employment agreements, the executives are also eligible to participate in any long-term incentive plan, and in all employee benefit and fringe benefit plans and arrangements made available to its employees generally or its executives.

The employment agreements provide, among other matters, that if the executive resigns for “good reason” (as defined in the employment agreement) or is terminated without “cause” (as defined in the employment agreement) and in each such case has timely delivered a release of claims, he or she is entitled to receive, among other severance payments and benefits, an amount equal to one times his or her then-current base salary and one times the target annual bonus amount (subject to his or her compliance with the confidentiality, non-competition and non-solicitation restrictions set forth in the employment agreement) and payment of the executive’s COBRA health insurance continuation premium for the COBRA continuation period (generally 18 months) or until such time as the executive is employed, whichever is earlier. The confidentiality provisions survive the termination of his employment with us and the non-competition and non-solicitation provisions survive for a period of two years following the termination of his employment.

We also have an employment agreement with Mr. Hoechsmann, which extends automatically unless terminated with three months’ notice prior to the end of any fiscal quarter. Mr. Hoechsmann is entitled to receive an annual base salary and annual bonus and is eligible to participate in any long term incentive plan and in all employee benefit and fringe benefit plans and arrangements made available to its employees generally or its executives. The agreement also provides that all inventions or patents developed by Mr. Hoechsmann in connection with his employment are our property and that Mr. Hoechsmann is subject to a non-competition clause throughout his employment and for two years thereafter, subject to payment per year, for the two year non-compete period, of fifty percent of the average remuneration he received for the last three years.

Outstanding Equity Awards at December 31, 2012

There were no outstanding equity awards held by our named executive officers as of December 31, 2012 (our fiscal year end).

Indemnification Agreements with Executive Officers and Directors

On March 26, 2013, the Board of Directors of the Company approved a form of indemnification agreement (“Indemnification Agreement”) to be entered into between the Company and each of its directors and executive officers (the “Indemnitees”). Pursuant to this authorization, the Company entered into an Indemnification Agreement with each of its current directors and executive officers.

Pursuant to the Indemnification Agreement, the Company will indemnify the directors and the executive officers to the fullest extent permitted under Delaware law against all expenses and, in the case of proceedings other than those brought by or in the right of the Company, judgments, fines, penalties and amounts actually and reasonably paid in settlement by the Indemnitee or on the Indemnitee’s behalf in connection with proceedings in which the Indemnitee is involved. The Company will also indemnify the Indemnitee to the fullest extent permitted by law against all expenses actually and reasonably incurred by or on the Indemnitee’s behalf in connection with any such proceeding or defense, in whole or in part, to which the Indemnitee is a party or participant and in which the Indemnitee is successful. In addition, and subject to certain limitations, each Indemnification Agreement provides for the advancement of expenses incurred by or on behalf of the Indemnitee in connection with any proceeding not initiated by the Indemnitee, and the reimbursement to the Company of the amounts advanced to the extent that it is ultimately determined that the Indemnitee is not entitled to be indemnified by the Company. Additionally, the Indemnification Agreements provide for the provision of directors’ and officers’ liability insurance policies. The provisions of the Indemnification Agreement applies with respect to all periods of such Indemnitee’s service and shall continue so long as such Indemnitee shall be subject to a possible claim, even though the directors or executive officers may have ceased to be directors or executive officers of the Company.

PROPOSAL 1 — ELECTION OF DIRECTORS

General

The nominees for election to the Board of Directors have been nominated by our Nominating and Governance Committee for election to the Board of Directors, and our Board has approved the nominees.

Each nominee who is elected will serve until the 2014 Annual Meeting of Stockholders, or until the director’s successor shall be elected and shall qualify or until the director’s earlier death or resignation.

Nominees

The directors being nominated for election to the Board of Directors (each, a “Nominee”) are set forth below.

Name	Age	Positions and Offices Held with the Company
S. Kent Rockwell	68	Chairman of the Board and Chief Executive Officer
David Burns	58	President, Chief Operating Officer and Director
John Irvin	58	Chief Financial Officer, Treasurer and Director
Raymond J. Kilmer	48	Director
Victor Sellier	64	Director
Lloyd A. Semple	74	Director
Bonnie K. Wachtel	57	Director

Our Nominating and Governance Committee believes each member of our Board of Directors possesses the individual qualities necessary to serve on the company’s Board of Directors, including high personal and professional ethical standards and integrity, honesty and good values. Our directors are highly educated and have diverse backgrounds and extensive track records of success in what we believe are highly relevant positions with large international companies, firms and major private and public institutions. They have each demonstrated an ability to exercise sound judgment and have exhibited a commitment of service to the company and to the Board, and each of our directors possesses strong communication skills. In addition, we believe that each director brings the skills, experience and perspective that, when taken as a whole, creates a board that possesses the requirements necessary to oversee the Company’s business. Each nominee’s particular experience, qualifications, attributes and skills that led the Board to conclude that such nominee should serve as a director for the Company are set forth in “Executive Officers and Directors of the Company” above.

Vote Required

Directors will be elected by the vote of the majority of the shares cast with respect to the director at the Annual Meeting. This means that the number of votes cast “For” a director’s election must exceed the total number of votes cast with respect to that director’s election. The inspector of elections will count “For” votes and “Withhold” votes. Abstentions and broker non-votes will not be counted, nor will they affect the outcome of Proposal No. 1.

If a nominee is not elected, the director shall offer to tender his or her resignation to the Board of Directors. The Nominating and Governance Committee of the Board of Directors will make a recommendation to the Board of Directors as to whether to accept or reject the resignation, or whether other action should be taken. The Board of Directors will act on the committee’s recommendation and publicly disclose its decision and rationale within 90 days following the date of the certification of the election results. The director who tenders his or her resignation will not participate in the Board’s decision with respect to that resignation.

The proxy holders intend to vote all proxies received by them in the accompanying form FOR the Nominees listed below unless otherwise instructed. In the event that any Nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who may be designated by the current Board of Directors to fill the vacancy. As of the date of this Proxy Statement, the Board of Directors is not aware that any Nominee is unable or will decline to serve as a director.

The Board of Directors Recommends a Vote “FOR” the Election of All Nominees.

PROPOSAL 2 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has selected ParenteBeard LLC as our independent registered public accounting firm for the year ending December 31, 2013 and has further directed that management submit the appointment of the independent registered public accounting firm for ratification by the stockholders at the Annual Meeting.

Representatives of ParenteBeard LLC are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither our Bylaws nor other governing documents or law require stockholder ratification of the appointment of ParenteBeard LLC as our independent registered public accounting firm. However, the Board of Directors is submitting the appointment of ParenteBeard LLC to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain that firm. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

Ratification of the appointment of ParenteBeard LLC as the Company’s independent registered public accounting firm for the year ending December 31, 2013 requires the affirmative vote of a majority of the shares represented at the Annual Meeting and entitled to vote on this matter. Abstentions will have the same effect as an “Against” vote. Broker non-votes will not be counted as having been voted on the proposal.

The Board of Directors Recommends a Vote “FOR” the Ratification of the Appointment of ParenteBeard LLC as ExOne’s Independent Registered Public Accounting Firm for the Year Ending December 31, 2013.

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed with our management the audited financial statements of the Company included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2012 (“10-K”) and Amendment No. 1 to Annual Report on Form 10-K/A. The Audit Committee has also reviewed and discussed with ParenteBeard LLC, the audited financial statements and the audit results. In addition, the Audit Committee discussed with ParenteBeard LLC the matters required to be discussed by PCAOB AU Section 380, Communication with Audit Committees, Rule 2-07, Communication with Audit Committees, of Regulation S-X, and other PCAOB Rules and Standards.

In addition, we received from and discussed with ParenteBeard LLC the written disclosures and the letter required by PCAOB Rule 3526, Communication With Audit Committees Concerning Independence, and discussed ParenteBeard LLC’s independence with them. Upon completing these activities, the Audit Committee concluded that ParenteBeard LLC is independent from the Company and its management.

The Company’s management is responsible for preparing our financial statements and ensuring they are complete and accurate and prepared in accordance with generally accepted accounting principles. ParenteBeard LLC, our independent registered public accounting firm, is responsible for performing an independent audit of our financial statements and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles.

Based upon the review and discussions described above, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 and Amendment No. 1 to Annual Report on Form 10-K/A, and filed with the Securities and Exchange Commission.

Members of the Audit Committee:

        Victor Sellier (Chairman)

        Raymond J. Kilmer

        Bonnie K. Wachtel

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM’S FEES

The following table sets forth the aggregate fees we paid to ParenteBeard LLC, our independent registered public accounting firm, for professional services provided during the years ended December 31, 2012 and December 31, 2011:

	Fiscal 2012	Fiscal 2011
	(In millions)
Audit fees	$0.6	$1.1
Audit-related fees	—	—
Tax fees	—	—
All other fees	—	—

Total fees	$0.6	$1.1

Pre-Approval Policies and Procedures

The Audit Committee's policy is to pre-approve all audit and permissible non-audit services rendered by ParenteBeard LLC, our independent registered public accounting firm, in order to assure that the provision of such services does not impair the independent registered public accounting firm's independence. The Audit Committee can pre-approve specified services in defined categories of (i) audit services, (ii) audit-related services, (iii) tax services and (iv) other services up to specified amounts, as part of the Audit Committee's approval of the scope of the engagement of ParenteBeard LLC or on an individual case-by-case basis before ParenteBeard LLC is engaged to provide a service. The term of any pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. All audit, audit-related, tax and other services have been pre-approved by the Audit Committee.

PROPOSAL 3 — APPROVAL OF THE 2013 EQUITY INCENTIVE PLAN

Background and General

On January 24, 2013 our Board of Directors adopted our 2013 Equity Incentive Plan (the “Plan”). Section 22 of the Plan requires that the Plan be submitted for the approval of the Company’s stockholders, consistent with applicable laws, within twelve (12) months after the date the Plan is adopted by the Board.

The following description is a summary of the Plan. The complete text of the Plan is attached as Appendix A to this Proxy Statement. To the extent the description below differs from the Plan text attached as Appendix A, the text of the Plan governs the terms and provisions of the Plan. Because our executive officers and directors are eligible to receive awards under the Plan, they may be deemed to have a personal interest in the adoption of this proposal.

Purpose

The purpose of the Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company and its subsidiaries (including those that exist now and in the future), by offering them an opportunity to participate in the Company’s future performance through the grant of Awards.

Types of Awards

The Plan consists of the following components: stock options, restricted stock, stock bonuses, stock appreciation rights, restricted stock units and performance awards.

Stock Options. The Plan provides for the granting of options, both incentive stock options and non-qualified stock options, to purchase shares of Company common stock (provided that incentive stock options that qualify under Section 422 of the Code may only be granted to employees of the Company or a parent or subsidiary of the Company). An option award may be, but need not be, made subject to the satisfaction of performance factors during any performance period, as determined by the Compensation Committee and set forth in the award agreement evidencing such option award. Options may be vested and exercisable within the time period or upon the satisfaction of the conditions set forth in the award agreement evidencing such option; provided, however, that no option may be exercisable after the expiration of ten (10) years from the date the option is granted; and provided further, that no incentive stock option granted to a person who, at the time the incentive stock option is granted, directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any subsidiary of the Company will be exercisable after the expiration of five (5) years from the date the incentive stock option is granted. The Compensation Committee also may provide for options to become exercisable all at one time or from time to time, periodically or otherwise, in such number of shares or percentage of shares as the committee determines. The exercise price of each stock option will be determined by the Compensation Committee, but must be at least equal to the fair market value of our common stock on the date of grant. The exercise price of any incentive stock option granted to a 10% stockholder must be at least equal to 110% of that value.

Restricted Stock. A restricted stock award is an offer by us to sell shares of our common stock to an eligible person subject to certain restrictions, as determined by the Compensation Committee and set forth in the award agreement evidencing such award. These restrictions may be based on completion of a specified number of years of service with the Company or upon satisfaction of performance factors during any performance period, as determined by the Compensation Committee. The price (if any) of a restricted stock award will be determined by the Compensation Committee. Unless otherwise determined by the Compensation Committee at the time of award, the vesting of any restricted stock award will cease on the date the participant no longer provides services to the Company and unvested shares will be forfeited to or repurchased by the Company at such time.

Stock Bonus Awards. Awards of shares of our common stock may be granted to eligible persons for services to be rendered or for past services already rendered to the Company or any subsidiary of the Company. No payment from the recipient will be required for shares awarded pursuant to a stock bonus award. Stock bonus awards may be made subject to restrictions determined by the Compensation Committee, which may be based upon completion of a specified number of years of service with the Company or upon satisfaction of performance factors during any performance period, as determined by the Compensation Committee and set forth in the award agreement evidencing such award. Stock bonus awards may be settled in cash, whole shares, or a combination thereof, based on the fair market value of the shares earned under a stock bonus award on the date of payment, as determined by the Compensation Committee. Unless otherwise determined by the Compensation Committee at the time of award, the vesting of any stock bonus award will cease on the date the participant no longer provides services to the Company and unvested shares will be forfeited to or repurchased by the Company at such time.

Stock Appreciation Rights. A stock appreciation right award is an award that may be settled in cash or shares (which may consist of restricted stock), having a value equal to (i) the difference between the fair market value on the date of exercise over the exercise price multiplied by (ii) the number of shares with respect to which the stock appreciation right award is being settled (subject to any maximum number of shares that may be issuable as specified in the award agreement evidencing such award). A stock appreciation right award may be, but need not be, made subject to the satisfaction of performance factors during any performance period, as determined by the Compensation Committee and set forth in the award agreement evidencing such award. Stock appreciation rights may be exercisable within the time period or upon the satisfaction of the conditions set forth in the award agreement evidencing such award; provided, however, that no stock appreciation right may be exercisable after the expiration of ten (10) years from the date the award is granted. The Compensation Committee also may provide for stock appreciation rights to become exercisable all at one time or from time to time, periodically or otherwise, in such number of shares or percentage of shares as the committee determines. Unless otherwise determined by the Compensation Committee at the time of award, the vesting of any stock appreciation right award will cease on the date the participant no longer provides services to the Company and unvested shares will be forfeited to or repurchased by the Company at such time.

Restricted Stock Units. A restricted stock unit is an award that covers a number of shares of our common stock that may be settled upon vesting in cash or by the issuance of the underlying shares (which may consist of restricted shares). A restricted stock unit award may be, but need not be, made subject to the satisfaction of performance factors during any performance period, as determined by the Compensation Committee and set forth in the award agreement evidencing such award. Unless otherwise determined by the Compensation Committee at the time of award, the vesting of any restricted stock unit award will cease on the date the participant no longer provides services to the Company and unvested shares will be forfeited to or repurchased by the Company at such time.

Performance Awards. A performance award is an award of a cash bonus or a performance share bonus. The payout of performance awards are subject to the satisfaction of performance factors during a performance period, as determined by the Compensation Committee and set forth in the award agreement evidencing such award. Any performance share award will have an initial value equal to the fair market value of a share of our common stock on the date of grant. After the applicable performance period has ended, the holder of a performance share award will be entitled to receive a payout of the number of performance shares earned by the participant over the performance period, to be determined as a function of the extent to which the corresponding performance factors or other vesting provisions have been achieved. The Compensation Committee, in its sole discretion, may settle the earned performance shares in the form of cash, in shares of our common stock (which have an aggregate fair market value equal to the value of the earned performance shares at the close of the applicable performance period) or in a combination thereof. Earned performance shares may also be settled in restricted stock. Unless otherwise determined by the Compensation Committee at the time of award, the vesting of any performance award will cease on the date the participant no longer provides services to the Company and unvested shares will be forfeited to or repurchased by the Company at such time.

Share Reserve

We have reserved 500,000 shares of our common stock for issuance under our Plan as of the date of this Proxy Statement. The number of shares reserved for issuance under our Plan may be adjusted pursuant to certain anti-dilution adjustments described below and will increase automatically on the first day of January of each of 2014 through 2023 by a number of shares of common stock equal to the lesser of (i) three percent (3.0%) of the total outstanding shares of our common stock as of the immediately preceding December 31st or (ii) a number of shares determined by the Board of Directors, provided that the maximum number of shares authorized under our Plan will not exceed fifteen percent of the total outstanding shares of our common stock as of the consummation of the Company’s initial public offering, subject to any anti-dilution adjustments.

In addition, shares subject to awards, and shares issued under the Plan under any award, will again become available for grant and issuance as subsequent awards under the Plan to the extent such shares:

•

were subject to options or stock appreciation rights granted under the Plan but which ceased to be subject to the option or stock appreciation rights for any reason other than exercise of the option or stock appreciation right;

•	were subject to awards granted under the Plan that were subsequently forfeited or repurchased by the Company at the original issue price;

•	were subject to awards granted under the Plan that otherwise terminated without such shares being issued;

•	were surrendered, cancelled, or exchanged for cash pursuant to our exchange program; or

•	were used or withheld to pay the exercise price of an award or to satisfy the tax withholding obligations related to an Award.

Term

The Plan will terminate January 24, 2023, unless it is terminated earlier by our Board.

Eligibility

Incentive stock options may be granted only to employees of the Company. All other awards may be granted to employees, consultants, directors and non-employee directors of the Company or any subsidiary of the Company; provided such consultants, directors and non-employee directors render bona fide services that are not in connection with the offer and sale of securities in a capital-raising transaction. No person will be eligible to receive more than 100,000 shares in any calendar year under the Plan, except that we may choose to issue a new employee up to 500,000 shares under the Plan in the calendar year in which the employee commences employment.

Administration

The Plan is administered by our Compensation Committee, all of the members of which are independent directors under applicable federal securities laws and “outside directors” as defined under applicable federal tax laws. The Compensation Committee has the authority to construe and interpret the Plan, grant awards and make all other determinations necessary or advisable for the administration of the Plan including, without limitation, the participants to whom such awards will be made, the numbers of shares subject to each such award, the exercise price or purchase price, if any, and the other terms and conditions of such awards. The Compensation Committee may, to the extent permitted by applicable law, delegate to one or more executive officers the authority to grant awards under the Plan, subject to the terms of the Plan and such delegation.

New Plan Benefits

The actual amount of other awards to be received by or allocated to participants or groups under the Plan is not determinable in advance because the selection of participants who receive awards under the Plan, and the size and type of awards to such individuals and groups are generally determined by the committee in its discretion.

The following table shows the awards granted in 2013 to date to all non-executive directors, to all current executive officers as a group and to all non-executive officer employees as a group under the Plan:

	Stock Options		Restricted Stock
	Number of Shares (#)	Exercise Price	Number of Shares (#)
Non-Executive Directors as a Group (4 total)	—	—	10,000
Executive Officers as a Group (11 total)	30,000	$18.00	10,000
All current non-executive officer employees as a group	150,000	$18.00	—

Withholding Taxes

Whenever shares are to be issued in satisfaction of awards granted under the Plan, the Company may require the participant to remit to the Company, or to the subsidiary employing the participant, an amount sufficient to satisfy applicable federal, state, local and international withholding tax requirements or any other tax liability legally due from the participant prior to the delivery of shares. Whenever payments in satisfaction of awards granted under the Plan are to be made in cash, such payment will be net of an amount sufficient to satisfy applicable withholding taxes or any other tax liability legally due from the participant.

Additional Provisions

Awards granted under our Plan may not be transferred in any manner other than by will or by the laws of descent and distribution, or as determined by our Compensation Committee. Unless otherwise restricted by our Compensation Committee, awards that are nonstatutory stock options may be exercised during the lifetime of the optionee only by the optionee, the optionee’s guardian or legal representative, or a family member of the optionee who has acquired the option by a permitted transfer. Awards that are incentive stock options may be exercised during the lifetime of the optionee only by the optionee or the optionee’s guardian or legal representative. Options granted under our Plan generally may be exercised for a period of three months after the termination of the optionee’s service to us, except in the case of death or permanent disability, in which case the options may be exercised for up to 12 months or six months, respectively, following termination of the optionee’s service to us. If the optionee’s service to us is terminated for cause, then such optionee’s options will generally expire on the date of termination.

Adjustments

If the number of outstanding shares of the Company is changed by a stock dividend, recapitalization, stock split, reverse split, subdivision, combination, reclassification or similar change in the capital structure of the Company, without consideration, then the Compensation Committee will proportionately adjust (i) the number of shares reserved for issuance and future grant under the Plan, (ii) the exercise price of an number of shares subject to outstanding options and stock appreciation rights, (iii) the number of shares subject to other outstanding awards, (iv) the maximum number of shares that may be issued to an individual or to a new employee in any one calendar year and (v) the number of shares that are granted as awards to non-employee directors, subject to any required action by the Board or the stockholders of the Company and in compliance with applicable securities laws; provided, that fractions of a share will not be issued.

Change in Control

If we experience a change in control transaction, outstanding awards, including any vesting provisions, may be subject to the terms of the merger or similar agreement, and may be assumed or substituted by the successor company. Outstanding awards that are not assumed or substituted in such a transaction may be exercisable for a period of time and will expire upon the closing of such merger or consolidation. In the discretion of our compensation committee, the vesting of these awards may be accelerated upon the occurrence of these types of merger or consolidation transactions. Vesting of awards is accelerated in change of control transactions other than mergers or consolidations.

Amendment and Termination

The Board may at any time terminate or amend the Plan in any respect or any award agreement issued in connection with the Plan; provided, however, that the Board may not, without the approval of the stockholders of the Company, amend the Plan in any manner that requires stockholder approval; and provided further, that a participant’s award will be governed by the version of the Plan then in effect at the time such award was granted.

Federal Tax Consequences

The following is a brief summary of the principal United States federal income tax consequences applicable to our Plan participants and the Company and is based upon an interpretation of present federal tax laws and regulations and may be inapplicable if such laws and regulations are changed. This summary is not intended to be exhaustive or constitute tax advice and does not describe state, local or foreign tax consequences. To the extent any awards under our Plan are subject to Section 409A of the Code, the following description assumes that such awards will be designed to conform to the requirements of Section 409A of the Code and the regulations promulgated thereunder (or an exception thereto). Our Plan is not subject to the protective provisions of the Employee Retirement Income Security Act of 1974 and is not qualified under Section 401(a) of the Code.

Incentive Stock Options. Options issued under our Plan and designated as incentive stock options are intended to qualify under Section 422 of the Code. Under the provisions of Section 422 and the related regulations, an optionee who has been granted an incentive stock option will not recognize income and the Company will not be entitled to a deduction at the time of the grant or exercise of the option; provided, however, that the difference between the value of the common stock received on the exercise date and the exercise price paid is an item of tax preference for purposes of determining the optionee’s alternative minimum tax. The taxation of gain or loss upon the sale of the common stock acquired upon exercise of an incentive stock option depends, in part, on whether the holding period of the common stock is at least two years from the date the option was granted and at least one year from the date the common stock was transferred to the optionee. If this holding period is satisfied, any gain or loss realized on a subsequent disposition of the common stock will be treated as a long-term capital gain or loss. If this holding period is not met, then, upon such “disqualifying disposition” of the common stock, the optionee will realize compensation, taxable as ordinary income, in an amount equal to the excess of the fair market value of the common stock at the time of exercise over the option price limited, however, to the gain on sale. Any further gain (or loss) realized by the optionee generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period. If the optionee recognizes ordinary income upon a disqualifying disposition, the Company generally will be entitled to a tax deduction in the same amount. If, however, the optionee meets the applicable holding period, the Company will generally not be entitled to a tax deduction with respect to capital gains recognized by the optionee.

Nonqualified Stock Options and Stock Appreciation Rights. An optionee will generally not recognize income at the time a nonqualified stock option is granted. Rather, the optionee recognizes compensation income only when the nonqualified stock option is exercised. The amount of income recognized is equal to the excess of the fair market value of the common stock received over the sum of the exercise price plus the amount, if any, paid by the optionee for the nonqualified stock option. The Company is generally entitled to a tax deduction in an amount equal to the compensation income recognized by the optionee. Upon a subsequent disposition of the common stock acquired under a nonqualified stock option, the optionee will realize short-term or long-term capital gain (or loss) depending on the holding period. The capital gain (or loss) will be short-term if the common stock is disposed of within one year after the nonqualified stock option is exercised and long-term if the common stock was held more than 12 months as of the sale date.

Stock Appreciation Rights. Stock appreciation rights are treated very similar to nonqualified stock options for tax purposes. A participant receiving a stock appreciation right will not normally recognize any taxable income upon the grant of the stock appreciation right. Upon the exercise of the stock appreciation right, the participant will recognize compensation taxable as ordinary income equal to either: (i) the cash received upon the exercise or (ii) if common stock is received, upon the exercise of the stock appreciation right, the fair market value of the common stock received. The Company will generally be entitled to a tax deduction in an amount equal to the compensation income recognized by the participant.

Unrestricted Stock. The tax consequences of receiving common stock pursuant to any stock bonus award under our Plan are similar to receiving cash compensation from the Company, unless the common stock awarded is restricted stock (i.e., subject to a substantial risk of forfeiture). If the shares of common stock are unrestricted (i.e., not subject to a substantial risk of forfeiture), the participant must recognize ordinary income equal to the fair market value of the common stock received less any amount paid for common stock.

Restricted Stock. A participant that receives a restricted stock award under our Plan will normally not be required to recognize income for federal income tax purposes at the time of grant, nor is the Company entitled to any deduction, to the extent that the common stock awarded has not vested (i.e., no longer subject to a substantial risk of forfeiture). When any part of a restricted stock award vests, the participant will realize compensation taxable as ordinary income in an amount equal to the fair market value of the vested common stock on the vesting date. The participant may, however, make an election, referred to as a Section 83(b) election, within thirty days following the grant of the restricted stock award, to be taxed at the time of the grant of the award based on the fair market value of the common stock on the grant date. If a Section 83(b) election has not been made, any dividends received with respect to the restricted stock award prior to the lapse of the restrictions will be treated as additional compensation that is taxable as ordinary income to the participant. The Company will be entitled to a deduction in the same amount and at the same time that the participant recognizes ordinary income. Upon the sale of the vested common stock, the participant will realize short-term or long-term capital gain or loss depending on the holding period.

Restricted Stock Units. Under current tax law, a participant who receives restricted stock units will not recognize taxable income for federal income tax purposes until the common stock underlying the restricted stock units is actually issued to the participant. Upon issuance of common stock, the participant will recognize compensation taxable as ordinary income in an amount equal to the fair market value of the common stock received, and the Company will be entitled to a corresponding deduction. If the participant is an employee of the Company, the participant will be subject to Social Security and Medicare taxes at the time the restricted stock units vest, even though none of the common stock underlying the restricted stock units is issued at that time. However, no additional Social Security or Medicare taxes will be due when the common stock subject to the vested restricted stock units is subsequently issued (even if the market value of the common stock has increased).

Performance Awards. A participant generally will not recognize income upon the grant of a performance award. Upon payment of the performance award, the participant will recognize ordinary income in an amount equal to the cash received or, if the performance award is payable in common stock, the fair market value of the common stock received. When the participant recognizes ordinary income upon payment of a performance award, the Company will generally be entitled to a tax deduction in the same amount.

Limitations on Company’s Deductions; Consequences of Change of Control. With certain exceptions, Section 162(m) of the Code limits the Company’s deduction for compensation in excess of $1,000,000 paid to certain covered employees (generally our Chief Executive Officer and three other highest-paid executive officers). Compensation paid to covered employees is not subject to the deduction limitation if it is considered “qualified performance-based compensation” within the meaning of Section 162(m) of the Code. We generally intend for stock options, stock appreciation rights and performance awards (intended to be treated as qualified performance-based compensation as defined in the Code) granted to covered employees under the Plan to satisfy the requirements of qualified performance-based compensation and therefore expect to be entitled to a deduction with respect to such awards. In addition, if a “change of control” of the Company causes awards under the Plan to accelerate vesting or is deemed to result in the attainment of performance goals, the participants could, in some cases, be considered to have received “excess parachute payments,” which could subject participants to a 20% excise tax on the excess parachute payments and could result in a disallowance of our deductions under Section 280G of the Code.

Internal Revenue Code Section 409A. Awards of stock options, stock appreciation rights, restricted stock units, stock bonus awards and performance awards under the Plan may, in certain instances, result in the deferral of compensation that is subject to the requirements of Section 409A of the Code. Generally, to the extent that these awards fail to meet certain requirements under Section 409A, the regulations issued thereunder or an exception thereto, the award recipient will be subject to immediate taxation, interest and tax penalties in the year the award vests. It is our intent that awards under the Plan will be structured and administered in a manner that complies with the requirements of Section 409A of the Code.

Vote Required

Approval of the Company’s 2013 Equity Incentive Plan requires the affirmative vote of a majority of the shares represented at the Annual Meeting and entitled to vote on this matter. Abstentions will have the same effect as an “Against” vote. Broker non-votes will not be counted as having been voted on the proposal.

The Board of Directors Recommends a Vote “FOR” the Adoption of the 2013 Equity Incentive Plan.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

As of December 31, 2012, the Company had not adopted any equity compensation plans with respect to shares of common stock. The 2013 Equity Incentive Plan was adopted on January 24, 2013.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to us regarding beneficial ownership of our Common Stock as of June 24, 2013 by:

•	each person known by us to be the beneficial owner of more than 5% of any class of our voting securities;

•	our named executive officers;

•	each of our directors; and

•	all current executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC, and generally includes voting power and/or investment power with respect to the securities held. Shares of common stock subject to options currently exercisable or exercisable within 60 days of June 24, 2013 are deemed outstanding and beneficially owned by the person holding such options for purposes of computing the number of shares and percentage beneficially owned by such person, but are not deemed outstanding for purposes of computing the percentage beneficially owned by any other person. Except as indicated in the footnotes to this table and subject to applicable community property laws, to our knowledge the persons or entities named have sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by them. The percentage beneficially owned by each person named below is based on 13,281,608 shares of common stock outstanding on June 24, 2013 plus shares of common stock otherwise deemed outstanding under applicable SEC rules. The table below is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G filed with the SEC.

	Beneficial Ownership
Name and Address of Beneficial Owner(1)	Number	Percent
Directors and Named Executive Officers
S. Kent Rockwell(2)(3)(4)	4,931,027	37.1%
David J. Burns	319,000	2.4%
John Irvin(5)	322,000	2.4%
Rainer Hoechsmann	261,000	2.0%
Raymond J. Kilmer(6)	—	*
Victor Sellier(6)	3,000	*
Lloyd A. Semple(6)(7)	7,800	*
Bonnie K. Wachtel(6)	—	*
All Directors/Executive Officers as a group (11 persons)(4)(6)(8)(9)	5,897,327	44.4%

Notes:

*	Less than 1%.
(1)	Unless otherwise indicated, the address of each of our beneficial owners is 127 Industry Boulevard, North Huntingdon, Pennsylvania 15642.
(2)	Amount does not include 580,000 common shares (which is 4.4% of our outstanding shares) owned by the S. Kent Rockwell 1997 Irrevocable Trust. S. Kent Rockwell disclaims beneficial ownership of the S. Kent Rockwell 1997 Irrevocable Trust.
(3)	S. Kent Rockwell is deemed to have beneficial ownership of the shares so indicated as the beneficiary of the S. Kent Rockwell Revocable Trust, which is the indirect, sole stockholder of RFP, the beneficial owner of 4,176,000 shares of common stock, or of 31.4% our outstanding shares of common stock.
(4)	S. Kent Rockwell is deemed to have beneficial ownership of the shares so indicated as the beneficiary of the S. Kent Rockwell Revocable Trust, which is the indirect, sole stockholder of RHI, the beneficial owner 755,027 common shares, or of 5.7%.

(5)	Includes 3,000 shares purchased by Colette Irvin, John Irvin’s spouse.
(6)	Number does not include the grant of 2,500 shares (10,000 shares in the aggregate) of restricted stock to each of Messrs. Semple, Sellier and Kilmer and Ms. Wachtel, which vest in equal installments over a three year period, the first of which lapses February 6, 2014.
(7)	Includes 300 shares purchased by Cynthia T. Semple, Lloyd Semple’s spouse.
(8)	Number does not include 15,000 shares (30,000 shares in the aggregate) of common stock underlying incentive stock options awarded to two executive officers, which vest in equal installments over a three year period, the first of which lapses February 6, 2014.
(9)	Number does not include the grant of 10,000 shares of restricted stock to one executive officer, which vests in equal installments over a three year period, the first of which lapses March 11, 2014.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires persons who own more than ten percent of a registered class of our equity securities and our directors and executive officers to file with the SEC initial reports of ownership and reports in changes in ownership of any ExOne equity securities. Because we were not publicly traded in 2012, no reports were required to be filed in 2012. In connection with our initial public filing in February 2013, each of Messrs. Burns, Irvin, Hoechsmann, Lucas, Rockwell, Semple and Yokoyama filed their Forms 3 late. In addition, Mr. Rockwell’s Form 4 reporting his sale of common stock in our initial public offering was filed late, and Messrs. Irvin’s, Lucas’, Sellier’s and Semple’s Forms 4 reporting purchases in the directed share program of the initial public offering were filed late. Finally, Messrs. Lucas and Yokoyama filed their Forms 4 reporting grants of stock options in connection with our initial public offering late.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

A number of brokers with account holders who are ExOne stockholders will be “householding” our proxy materials. A single Notice or set of proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice and/or separate proxy statement and annual report, please notify your broker and direct your written request to The ExOne Company, 127 Industry Boulevard, North Huntingdon, Pennsylvania, Attn: Corporate Secretary, or call (724) 863-9663.

Stockholders who would like to request “householding” of their communications should contact their broker.

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

JoEllen Lyons Dillon

Chief Legal Officer and Secretary

July 1, 2013

APPENDIX A

The ExOne Company

2013 EQUITY INCENTIVE PLAN

1. PURPOSE. The purpose of this Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company and Subsidiaries (including those that exist now or in the future), by offering them an opportunity to participate in the Company’s future performance through the grant of Awards. Capitalized terms not defined elsewhere in the text are defined in Section 27.

2. SHARES SUBJECT TO THE PLAN.

2.1 Number of Shares Available. Subject to Sections 2.5 and 21 and any other adjustments provided for herein, the total number of Shares reserved and available for grant and issuance pursuant to this Plan as of the date of adoption of the Plan by the Board, is 500,000 Shares.

2.2 Lapsed, Returned Awards. Shares subject to Awards, and Shares issued under the Plan under any Award, will again be available for grant and issuance as subsequent Awards under this Plan to the extent such Shares: (a) were subject to issuance upon exercise of an Option or SAR granted under this Plan but which ceased to be subject to the Option or SAR for any reason other than exercise of the Option or SAR; (b) were subject to Awards granted under this Plan that were forfeited or repurchased by the Company at the original issue price; (c) were subject to Awards granted under this Plan that otherwise terminated without such Shares being issued; or (d) were surrendered pursuant to an Exchange Program. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan. Shares used or withheld to pay the exercise price of an Award or to satisfy the tax withholding obligations related to an Award will become available for future grant or sale under the Plan. For the avoidance of doubt, Shares that otherwise become available for grant and issuance because of the provisions of this Section 2.2 shall not include Shares subject to Awards that initially became available because of the substitution clause in Section 21.2 hereof.

2.3 Minimum Share Reserve. At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Awards granted under this Plan.

2.4 Automatic Share Reserve Increase. The number of Shares available for grant and issuance under the Plan shall be increased on January 1 of each of the ten (10) calendar years during the term of the Plan, by the lesser of (i) three percent (3%) of the number of Shares issued and outstanding on each December 31 immediately prior to the date of increase or (ii) such number of Shares determined by the Board. Notwithstanding the forgoing, the total number of shares authorized under this Plan will not exceed fifteen percent (15%) of the number of Shares issued and outstanding in the aggregate as of the consummation of the Company’s initial public offering, subject to any adjustment pursuant to Section 2.5.

2.5 Adjustment of Shares. If the number of outstanding Shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company, without consideration, then the Committee shall proportionately adjust (a) the number of Shares reserved for issuance and future grant under the Plan set forth in Section 2.1, (b) the Exercise Prices of and number of Shares subject to outstanding Options and SARs, (c) the number of Shares subject to other outstanding Awards, (d) the maximum number of Shares that may be issued to an individual or to a new Employee in any one calendar year set forth in Section 3 and (e) the number of Shares that are granted as Awards to Non-Employee Directors as set forth in Section 12, subject to any required action by the Board or the stockholders of the Company and in compliance with applicable securities laws; provided that fractions of a Share will not be issued.

Any such adjustment or other actions taken by the Committee pursuant to this Section 2.5 shall be performed in accordance with the applicable provisions of the Code and regulations promulgated thereunder so as to not affect the status of (i) any Award intended to qualify as performance-based compensation under Section 162(m) of the Code, unless the Committee determines otherwise, (ii) any Award intended to qualify as an ISO under Section 422 of the Code, unless the Committee determines otherwise or (iii) any Award intended to comply with, or qualify for an exception to, Section 409A of the Code.

3. ELIGIBILITY. ISOs may be granted only to Employees. All other Awards may be granted to Employees, Consultants, Directors and Non-Employee Directors of the Company or any Subsidiary of the Company; provided such Consultants, Directors and Non-Employee Directors render bona fide services that are not in connection with the offer and sale of securities in a capital-raising transaction. No Participant will be eligible to receive more than 100,000 Shares in any calendar year under this Plan pursuant to the grant of Awards except that new Employees of the Company or of a Subsidiary of the Company (including new Employees who are also officers and directors of the Company or any Subsidiary of the Company) are eligible to receive up to a maximum of 500,000 Shares in the calendar year in which they commence their employment.

4. ADMINISTRATION.

4.1 Committee Composition; Authority. This Plan will be administered by the Committee or by the Board acting as the Committee. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan, except, however, the Board shall establish the terms for the grant of an Award to Non-Employee Directors. The Committee will have the authority to:

(a) construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

(b) prescribe, amend and rescind rules and regulations relating to this Plan or any Award;

(c) select persons to receive Awards;

(d) determine the form and terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may vest and be exercised (which may be based on performance criteria), any vesting, acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Committee will determine;

(e) determine the number of Shares or other consideration subject to Awards;

(f) determine the Fair Market Value in good faith and interpret the applicable provisions of this Plan and the definition of Fair Market Value in connection with circumstances that impact the Fair Market Value, if necessary;

(g) determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Subsidiary of the Company;

(h) to modify or waive the terms and conditions of any Award that has been granted;

(i) determine the vesting, exercisability and payment of Awards;

(j) correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;

(k) determine whether an Award has been earned;

(l) determine the terms and conditions of any, and to institute any, Exchange Program;

(m) reduce or waive any criteria with respect to Performance Factors;

(n) adjust Performance Factors to take into account changes in law and accounting or tax rules as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships provided that such adjustments are consistent with the regulations promulgated under Section 162(m) of the Code with respect to persons whose compensation is subject to Section 162(m) of the Code;

(o) adopt rules and/or procedures (including the adoption of any subplan under this Plan) relating to the operation and administration of the Plan to accommodate requirements of local law and procedures outside of the United States;

(p) make all other determinations that it deems necessary or advisable for the administration of this Plan; and

(q) delegate any of the foregoing as permitted by law to one or more executive officers pursuant to a specific delegation, in which case references to “Committee” in this Section 4.1 will refer to such delegate(s), except with respect to Insiders.

4.2 Committee Interpretation and Discretion. Any determination made by the Committee with respect to any Award shall be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of the Plan or Award, at any later time, and such determination shall be final and binding on the Company and all persons having an interest in any Award under the Plan. Any dispute regarding the interpretation of the Plan or any Award Agreement shall be submitted by the Participant or Company to the Committee for review. The resolution of such a dispute by the Committee shall be final and binding on the Company and the Participant. The Committee may delegate to one or more executive officers the authority to review and resolve disputes with respect to Awards held by Participants who are not Insiders, and such resolution shall be final and binding on the Company and the Participant, in which case references to “Committee” in this Section 4.2 will refer to such delegate(s).

No member of the Committee and no officer of the Company shall be liable for anything done or omitted to be done by such member or officer, by any other member of the Committee or by any other officer of the Company in connection with the performance of duties under this Plan, except for his or her own willful misconduct or as expressly provided by statute. In addition to all other rights of indemnification and reimbursement to which a member of the Committee and an officer of the Company may be entitled, the Company shall indemnify and hold harmless each such member or officer who was or is a party or is threatened to be made a party to any threatened, pending or completed proceeding or suit in connection with the performance of duties under this Plan against expenses (including reasonable attorneys’ fees), judgments, fines, liabilities, losses and amounts paid in settlement actually and reasonably incurred by him or her in connection with such proceeding or suit, except for his or her own willful misconduct or as expressly provided otherwise by statute. Expenses (including reasonable attorneys’ fees) incurred by such a member or officer in defending any such proceeding or suit shall be paid by the Company in advance of the final disposition of such proceeding or suit upon receipt of a written affirmation by such member or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification and a written undertaking by or on behalf of such member or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the Company as authorized in this Section.

4.3 Section 162(m) of the Code and Section 16 of the Exchange Act. When necessary or desirable for an Award to qualify as “performance-based compensation” under Section 162(m) of the Code, the Committee shall consist of at least two persons who are “outside directors” (as defined under Section 162(m) of the Code) and at least two (or a majority if more than two then serve on the Committee) such “outside directors” shall approve the grant of such Award and timely determine (as applicable) the Performance Period and any Performance Factors upon which vesting or settlement of any portion of such Award is to be subject. When required by Section 162(m) of the Code, prior to settlement of any such Award, at least two (or a majority if more than two then serve on the Committee) such “outside directors” then serving on the Committee shall determine and certify in writing the extent to which such Performance Factors have been timely achieved and the extent to which the Shares subject to such Award have thereby been earned. Awards granted to Participants who are subject to Section 16 of the Exchange Act must be approved by two or more “non-employee directors” (as defined in the regulations promulgated under Section 16 of the Exchange Act). With respect to Participants whose compensation is subject to Section 162(m) of the Code, and provided that such adjustments are consistent with the regulations promulgated under Section 162(m) of the Code, the Committee may adjust the performance goals to account for changes in law and accounting and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships, including without limitation (i) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (ii) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (iii) a change in accounting standards required by generally accepted accounting principles.

4.4 Documentation. The Award Agreement for a given Award, the Plan and any other documents may be delivered to, and accepted by, a Participant or any other person in any manner (including electronic distribution or posting) that meets applicable legal requirements.

5. OPTIONS. The Committee may grant Options to Participants and will determine whether such Options will be Incentive Stock Options within the meaning of the Code (“ISOs”) or Nonqualified Stock Options (“NQSOs”), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may vest and be exercised, and all other terms and conditions of the Option, subject to the following:

5.1 Option Grant. Each Option Award granted under the Plan shall be evidenced by an Award Agreement which will specify whether the Option is an ISO or an NQSO. An Option Award may be, but need not be, made subject to the satisfaction of Performance Factors during any Performance Period as are set out in advance in the Participant’s individual Award Agreement. If the Option is being earned upon the satisfaction of Performance Factors, then the Committee will: (x) determine the nature, length and starting date of any Performance Period for each Option; and (y) select from among the Performance Factors to be used to measure the performance. Participants may participate simultaneously with respect to multiple Options that are subject to different and possibly overlapping Performance Periods and different Performance Factors and other criteria.

5.2 Date of Grant. The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, or a specified future date. The Award Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

5.3 Exercise Period. Options may be vested and exercisable within the times or upon the conditions as set forth in the Award Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who, at the time the ISO is granted, directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Subsidiary of the

Company (“Ten Percent Stockholder”) will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.

5.4 Exercise Price. The Exercise Price of an Option will be determined by the Committee when the Option is granted; provided that: (i) the Exercise Price of an Option will be not less than one hundred percent (100%) of the Fair Market Value of the Shares on the date of grant and (ii) the Exercise Price of any ISO granted to a Ten Percent Stockholder will not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 11 and the Award Agreement and in accordance with any procedures established by the Company.

5.5 Method of Exercise. Any Option granted hereunder will be vested and exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Committee and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share. An Option will be deemed exercised when the Company receives: (i) notice of exercise (in such form as the Committee may specify from time to time) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with applicable withholding taxes). Full payment may consist of any consideration and method of payment authorized by the Committee and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 2.5 of the Plan. Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

5.6 Termination. The exercise of an Option will be subject to the following (except as may be otherwise provided in an Award Agreement):

(a) If the Participant is Terminated for any reason except for Cause or the Participant’s death or Disability, then the Participant may exercise such Participant’s Options only to the extent that such Options would have been exercisable by the Participant on the Termination Date no later than ninety (90) days after the Termination Date (or such shorter time period or longer time period not exceeding five (5) years as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be the exercise of an NQSO), but in any event no later than the expiration date of the Options.

(b) If the Participant is Terminated because of the Participant’s death (or the Participant dies within ninety (90) days after a Termination other than for Cause or because of the Participant’s Disability), then the Participant’s Options may be exercised only to the extent that such Options would have been exercisable by the Participant on the Termination Date and must be exercised by the Participant’s legal representative, or authorized assignee, no later than twelve (12) months after the Termination Date (or such shorter time period not less than six (6) months or longer time period not exceeding five (5) years as may be determined by the Committee), but in any event no later than the expiration date of the Options.

(c) If the Participant is Terminated because of the Participant’s Disability, then the Participant’s Options may be exercised only to the extent that such Options would have been exercisable by the Participant on the Termination Date and must be exercised by the Participant (or the Participant’s legal representative or authorized assignee) no later than six (6) months after the Termination Date (with any exercise beyond (i) three (3) months after the Termination Date when the Termination is for a Disability that is not a “permanent and total disability” as defined in Section 22(e)(3) of the Code, or (ii) twelve (12) months after the Termination Date when the Termination is for a Disability that is a “permanent and total disability” as defined in

Section 22(e)(3) of the Code, deemed to be exercise of an NQSO), but in any event no later than the expiration date of the Options.

(d) If the Participant is terminated for Cause, then Participant’s Options shall expire on such Participant’s Termination Date, or at such later time and on such conditions as are determined by the Committee, but in no event later than the expiration date of the Options. Unless otherwise provided in the Award Agreement, Cause will have the meaning set forth in the Plan.

5.7 Limitations on Exercise. The Committee may specify a minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent any Participant from exercising the Option for the full number of Shares for which it is then exercisable.

5.8 Limitations on ISOs. With respect to Awards granted as ISOs, to the extent that the aggregate Fair Market Value of the Shares with respect to which such ISOs are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Subsidiary) exceeds one hundred thousand dollars ($100,000), such Options will be treated as NQSOs. For purposes of this Section 5.8, ISOs will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

5.9 Modification, Extension or Renewal. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant’s rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code. Subject to Section 18 of this Plan, by written notice to affected Participants, the Committee may reduce the Exercise Price of outstanding Options without the consent of such Participants; provided, however, that the Exercise Price may not be reduced below the Fair Market Value on the date the action is taken to reduce the Exercise Price.

5.10 Delegation. The Committee may, to the extent permitted by applicable law, delegate to one or more executive officers pursuant to a specific delegation authority to grant Options to Participants other than Insiders, subject to the provisions of this Section 5 (substituting references to “the Committee” by “the Committee’s delegate(s)” as the context requires.

5.11 No Disqualification. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISOs will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code.

6. RESTRICTED STOCK AWARDS.

6.1 Awards of Restricted Stock. A Restricted Stock Award is an offer by the Company to sell to a Participant Shares that are subject to restrictions (“Restricted Stock”). The Committee will determine to whom an offer will be made, the number of Shares the Participant may purchase, the Purchase Price, the restrictions under which the Shares will be subject (including any vesting schedule) and all other terms and conditions of the Restricted Stock Award, subject to the Plan.

6.2 Restricted Stock Purchase Agreement. Each Restricted Stock Award granted under the Plan shall be evidenced by an Award Agreement which will specify the terms and conditions of all purchases under the Award. Except as may otherwise be provided in an Award Agreement, a Participant accepts a Restricted Stock

Award by signing and delivering to the Company an Award Agreement with full payment of the Purchase Price, within thirty (30) days from the date the Award Agreement was delivered to the Participant. If the Participant does not accept such Award within thirty (30) days, then the offer of such Restricted Stock Award will terminate, unless the Committee determines otherwise.

6.3 Purchase Price. The Purchase Price for a Restricted Stock Award will be determined by the Committee and may be less than Fair Market Value on the date the Restricted Stock Award is granted. Payment of the Purchase Price must be made in accordance with Section 11 of the Plan, the Award Agreement and in accordance with any procedures established by the Company.

6.4 Terms of Restricted Stock Awards. Restricted Stock Awards will be subject to such restrictions as the Committee may impose or are required by law. These restrictions may be based on completion of a specified number of years of service with the Company or upon satisfaction of Performance Factors during any Performance Period as set out in advance in the Participant’s Award Agreement. Prior to the grant of a Restricted Stock Award, the Committee shall: (a) determine the nature, length and starting date of any Performance Period for the Restricted Stock Award; (b) select from among the Performance Factors to be used to measure performance goals, if any; and (c) determine the number of Shares that may be awarded to the Participant. Participants may participate simultaneously with respect to multiple Restricted Stock Awards that are subject to different and possibly overlapping Performance Periods and different Performance Factors and other criteria.

6.5 Termination of Participant. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such Participant’s Termination Date (unless determined otherwise by the Committee).

6.6 Delegation. The Committee may, to the extent permitted by applicable law, delegate to one or more executive officers pursuant to a specific delegation authority to grant Restricted Stock Awards to Participants other than Insiders, subject to the provisions of this Section 6 (substituting references to “the Committee” by “the Committee’s delegate(s)” as the context requires).

7. STOCK BONUS AWARDS.

7.1 Awards of Stock Bonuses. A Stock Bonus Award is an award to an eligible person of Shares for services to be rendered or for past services already rendered to the Company or any Subsidiary. Each Stock Bonus Award granted under the Plan shall be evidenced by an Award Agreement. No payment from the Participant will be required for Shares awarded pursuant to a Stock Bonus Award.

7.2 Terms of Stock Bonus Awards. The Committee will determine the number of Shares to be awarded to the Participant under a Stock Bonus Award and any restrictions thereon (including any vesting schedule). These restrictions may be based upon completion of a specified number of years of service with the Company or upon satisfaction of Performance Factors during any Performance Period as set out in advance in the Participant’s Stock Bonus Agreement. Prior to the grant of any Stock Bonus Award the Committee shall: (a) determine the nature, length and starting date of any Performance Period for the Stock Bonus Award; (b) select from among the Performance Factors to be used; and (c) determine the number of Shares that may be awarded to the Participant. Participants may participate simultaneously with respect to multiple Stock Bonus Awards that are subject to different and possibly overlapping Performance Periods and different Performance Factors and other criteria.

7.3 Form of Payment to Participant. Stock Bonus Awards may be settled in cash, whole Shares, or a combination thereof, based on the Fair Market Value of the Shares earned under a Stock Bonus Award on the date of payment, as determined in the sole discretion of the Committee.

7.4 Termination of Participation. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such Participant’s Termination Date (unless determined otherwise by the Committee).

7.5 Delegation. The Committee may, to the extent permitted by applicable law, delegate to one or more executive officers pursuant to a specific delegation authority to grant Stock Bonus Awards to Participants other than Insiders, subject to the provisions of this Section 7 (substituting references to “the Committee” by “the Committee’s delegate(s)” as the context requires).

8. STOCK APPRECIATION RIGHTS.

8.1 Awards of SARs. A Stock Appreciation Right (“SAR”) Award is an award to a Participant that may be settled in cash, or Shares (which may consist of Restricted Stock), having a value equal to (a) the difference between the Fair Market Value on the date of exercise over the Exercise Price multiplied by (b) the number of Shares with respect to which the SAR Award is being settled (subject to any maximum number of Shares that may be issuable as specified in an Award Agreement). Each SAR Award granted under the Plan shall be evidenced by an Award Agreement.

8.2 Terms of SARs. The Committee will determine the terms of each SAR Award including, without limitation: (a) the number of Shares subject to the SAR Award; (b) the Exercise Price and the time or times during which the SARs may be settled (including the vesting schedule); (c) the consideration to be distributed on settlement of the SAR Award; and (d) the effect of the Participant’s Termination on each SAR Award. The Exercise Price of the SARs will be determined by the Committee when the SARs are granted, and may not be less than Fair Market Value. A SAR Award may be, but need not be, made subject to the satisfaction of Performance Factors during any Performance Period as are set out in advance in the Participant’s individual Award Agreement. If the SARs are being earned upon the satisfaction of Performance Factors, then the Committee will: (x) determine the nature, length and starting date of any Performance Period for the SAR Award; and (y) select from among the Performance Factors to be used. Participants may participate simultaneously with respect to multiple SAR Awards that are subject to different and possibly overlapping Performance Periods and different Performance Factors and other criteria.

8.3 Exercise Period and Expiration Date. SARs will be exercisable within the time period or upon the occurrence of events determined by the Committee and set forth in the Award Agreement governing such SARs. The SAR Award Agreement shall set forth the expiration date; provided that no SAR will be exercisable after the expiration of ten (10) years from the date the SAR is granted. The Committee may also provide for SARs to become exercisable all at one time or from time to time, periodically or otherwise (including, without limitation, following any Performance Period upon the attainment of the applicable Performance Factors), in such number of Shares or percentage of the Shares subject to the SAR Award as the Committee determines.

8.4 Form of Settlement. Upon exercise of a SAR, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying (i) the difference between the Fair Market Value of a Share on the date of exercise over the Exercise Price; times (ii) the number of Shares with respect to which the SAR is exercised. At the discretion of the Committee, the payment from the Company for the SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof. The portion of a SAR being settled may be paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Committee determines, provided that the terms of the SAR and any deferral satisfy the requirements of Section 409A of the Code.

8.5 Termination of Participation. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such Participant’s Termination Date (unless determined otherwise by the Committee). Notwithstanding the foregoing, the termination provisions set forth in Section 5.6 will also apply to SARs.

8.6 Delegation. The Committee may, to the extent permitted by applicable law, delegate to one or more executive officers pursuant to a specific delegation authority to grant SARs to Participants other than Insiders, subject to the provisions of this Section 8 (substituting references to “the Committee” by “the Committee’s delegate(s)” as the context requires.

9. RESTRICTED STOCK UNITS.

9.1 Awards of Restricted Stock Units. A Restricted Stock Unit (“RSU”) Award is an award to a Participant covering a number of Shares that may be settled in cash, or by issuance of those Shares (which may consist of Restricted Stock). Each RSU Award granted under the Plan shall be evidenced by an Award Agreement.

9.2 Terms of RSUs. The Committee will determine the terms of an RSU Award including, without limitation: (a) the number of Shares subject to the RSU Award; (b) the time or times during which the RSUs may be settled (including the vesting schedule); (c) the consideration to be distributed on settlement; and (d) the effect of the Participant’s Termination on the RSU Award. A RSU Award may be, but need not be, made subject to the satisfaction of Performance Factors during any Performance Period as are set out in advance in the Participant’s individual Award Agreement. If the RSU Award is being earned upon satisfaction of Performance Factors, then the Committee will: (x) determine the nature, length and starting date of any Performance Period for the RSU Award; (y) select from among the Performance Factors to be used to measure the performance; and (z) determine the number of Shares deemed subject to the RSU Award. Participants may participate simultaneously with respect to multiple RSU Awards that are subject to different and possibly overlapping Performance Periods and different Performance Factors and other criteria.

9.3 Form and Timing of Settlement. Payment of earned RSUs shall be made as soon as practicable after the date(s) determined by the Committee and set forth in the Award Agreement. The Committee, in its sole discretion, may settle earned RSUs in cash, Shares, or a combination of both. The Committee may also permit a Participant to defer payment under a RSU Award to a date or dates after the RSUs are earned provided that the terms of any such deferral satisfy the requirements of Section 409A of the Code.

9.4 Termination of Participant. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such Participant’s Termination Date (unless determined otherwise by the Committee).

9.5 Delegation. The Committee may, to the extent permitted by applicable law, delegate to one or more executive officers pursuant to a specific delegation authority to grant RSUs to Participants other than Insiders, subject to the provisions of this Section 9 (substituting references to “the Committee” by “the Committee’s delegate(s)” as the context requires).

10. PERFORMANCE AWARDS.

10.1 Performance Awards. A Performance Award is an award to a Participant of a cash bonus or a Performance Share bonus. Each Performance Award granted under the Plan shall be evidenced by an Award Agreement.

10.2 Terms of Performance Awards. The Committee will determine, and each Award Agreement shall set forth, the terms of each Performance Award including, without limitation: (a) the amount of cash bonus or the number of Shares deemed subject to the Performance Share Award; (c) the Performance Factors and Performance Period that shall determine the time and extent to which each Performance Award shall be settled; (d) the consideration to be distributed on settlement; and (e) the effect of the Participant’s Termination on each Performance Award. In establishing Performance Factors and the Performance Period the Committee will: (x) determine the nature, length and starting date of any Performance Period; and (y) select from among the Performance Factors to be used. Prior to settlement the Committee shall determine the extent to which Performance Awards have been earned. Participants may participate simultaneously with respect to multiple Performance Awards that are subject to different and possibly overlapping Performance Periods and different Performance Factors and other criteria. No Participant will be eligible to receive more than $10,000,000 in Performance Awards in any calendar year under this Plan.

10.3 Value, Earning and Timing of Performance Shares. Any Performance Share Award will have an initial value equal to the Fair Market Value of a Share on the date of grant. After the applicable Performance Period has ended, the holder of a Performance Share Award will be entitled to receive a payout of the number of Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Factors or other vesting provisions have been achieved. The Committee, in its sole discretion, may settle the earned Performance Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Shares at the close of the applicable Performance Period) or in a combination thereof. Earned Performance Shares may also be settled in Restricted Stock.

10.4 Termination of Participant. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such Participant’s Termination Date (unless determined otherwise by the Committee).

10.5 Delegation. The Committee may, to the extent permitted by applicable law, delegate to one or more executive officers pursuant to a specific delegation authority to grant Performance Awards to Participants other than Insiders, subject to the provisions of this Section 10 (substituting references to “the Committee” by “the Committee’s delegate(s)” as the context requires).

11. PAYMENT FOR SHARE PURCHASES.

Payment from a Participant for Shares purchased pursuant to this Plan may be made in cash or by check or, where expressly approved for the Participant by the Committee and where permitted by law (and to the extent not otherwise set forth in the applicable Award Agreement):

(a) by cancellation of indebtedness of the Company to the Participant;

(b) by surrender of shares of the Company held by the Participant that have a Fair Market Value on the date of surrender or shares subject to the Award equal to the aggregate exercise price of the Shares as to which said Award will be exercised or settled;

(c) by waiver of compensation due or accrued to the Participant for services rendered or to be rendered to the Company or a Subsidiary of the Company;

(d) by consideration received by the Company pursuant to a broker-assisted or other form of cashless exercise program implemented by the Company in connection with the Plan;

(e) by any combination of the foregoing; or

(f) by any other method of payment as is permitted by applicable law.

12. GRANTS TO NON-EMPLOYEE DIRECTORS.

12.1 Types of Awards. Non-Employee Directors are eligible to receive any type of Award offered under this Plan except ISOs. Awards pursuant to this Section 12 may be automatically made pursuant to any policy adopted by the Board, or made from time to time as determined in the discretion of the Board.

12.2 Eligibility. Awards pursuant to this Section 12 shall be granted only to Non-Employee Directors. A Non-Employee Director who is elected or re-elected as a member of the Board will be eligible to receive an Award under this Section 12.

12.3 Vesting, Exercisability and Settlement. Except as set forth in Section 21, Awards shall vest, become exercisable and be settled as determined by the Board. With respect to Options and SARs, the exercise price granted to Non-Employee Directors shall not be less than the Fair Market Value of the Shares underlying such Award at the time that such Option or SAR is granted.

12.4 Election to receive Awards in Lieu of Cash. A Non-Employee Director may elect to receive his or her annual retainer payments and/or meeting fees from the Company in the form of cash or Awards or a combination thereof, as determined by the Committee. Such Awards shall be issued under the Plan. An election under this Section 12.4 shall be filed with the Company on the form prescribed by the Company.

13. WITHHOLDING TAXES.

13.1 Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company, or to the Subsidiary employing the Participant, an amount sufficient to satisfy applicable U.S. federal, state, local and international withholding tax requirements or any other tax liability legally due from the Participant prior to the delivery of Shares pursuant to exercise or settlement of any Award. Whenever payments in satisfaction of Awards granted under this Plan are to be made in cash, such payment will be net of an amount sufficient to satisfy applicable U.S. federal, state, local and international withholding tax requirements or any other tax liability legally due from the Participant.

13.2 Stock Withholding. The Committee, in its sole discretion and pursuant to such procedures as it may specify from time to time and to limitations of local law, may require or permit a Participant to satisfy such tax withholding obligation or any other tax liability legally due from the Participant, in whole or in part, by (without limitation) (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable cash or Shares having a Fair Market Value equal to the minimum statutory amount required to be withheld, or (iii) delivering to the Company already-owned Shares having a Fair Market Value equal to the minimum amount required to be withheld. The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

14. TRANSFERABILITY.

14.1 Transfer Generally. Unless determined otherwise by the Committee or pursuant to Section 14.2, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution. If the Committee makes an Award transferable, including, without limitation, by instrument to an inter vivos or testamentary trust in which the Awards are to be passed to beneficiaries upon the death of the trustor (settlor) or by gift to a Permitted Transferee, such Award will contain such additional terms and conditions as the Committee or its delegate(s) deems appropriate. All Awards shall be exercisable: (i) during the Participant’s lifetime only by (A) the Participant, or (B) the Participant’s guardian or legal representative; (ii) after the Participant’s death, by the legal representative of the Participant’s heirs or legatees; and (iii) in the case of all awards except ISOs, by a Permitted Transferee (for awards made transferrable by the Committee or its delegate(s)), or to such person’s guardian or legal representative.

14.2 Award Transfer Program. Notwithstanding any contrary provision of the Plan, the Committee shall have all discretion and authority to determine and implement the terms and conditions of any Award Transfer Program instituted pursuant to this Section 14.2 and shall have the authority to amend the terms of any Award participating, or otherwise eligible to participate in, the Award Transfer Program, including (but not limited to) the authority to (i) amend (including to extend) the expiration date, post-termination exercise period and/or forfeiture conditions of any such Award, (ii) amend or remove any provisions of the Award relating to the Award holder’s continued service to the Company, (iii) amend the permissible payment methods with respect to the exercise or purchase of any such Award, (iv) amend the adjustments to be implemented in the event of changes in the capitalization and other similar events with respect to such Award, and (v) make such other changes to the terms of such Award as the Committee deems necessary or appropriate in its sole discretion.

15. PRIVILEGES OF STOCK OWNERSHIP. No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant, except for any dividend equivalent rights permitted by an applicable Award Agreement. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased by the Company.

16. CERTIFICATES. All Shares or other securities whether or not certificated, delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable U.S. federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted and any non-U.S. exchange controls or securities law restrictions to which the Shares are subject.

17. ESCROW; PLEDGE OF SHARES. To enforce any restrictions on a Participant’s Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of the Participant’s obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant’s Shares or other collateral. In connection with any pledge of the Shares, the Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

18. REPRICING; EXCHANGE AND BUYOUT OF AWARDS. Without prior stockholder approval the Committee may (i) reprice Options or SARS (and where such repricing is a reduction in the Exercise Price of outstanding Options or SARS, the consent of the affected Participants is not required provided written notice is provided to them, notwithstanding any adverse tax consequences to them arising from the repricing), and (ii) with the consent of the respective Participants (unless not required pursuant to Section 5.9 of the Plan), pay cash or issue new Awards in exchange for the surrender and cancellation of any, or all, outstanding Awards.

19. SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. An Award will not be effective unless such Award is in compliance with all applicable U.S. and foreign federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.

20. NO OBLIGATION TO EMPLOY. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Subsidiary of the Company or limit in any way the right of the Company or any Subsidiary of the Company to terminate Participant’s employment or other relationship at any time.

21. CORPORATE TRANSACTIONS.

21.1 Participant Awards. (a) In the event that the Company is party to any merger or consolidation contemplated in subsection (iii) of the definition of “Corporate Transactions,” all Shares paid out under the Plan and all Awards subject to the Plan at such time will be subject to the agreement of merger or consolidation. Such agreement need not treat all Awards in an identical manner, but shall provide for one or more of the following treatments with respect to each Award:

(1) The continuation of the Award by the Company (if the Company is the surviving corporation).

(2) The assumption of the Award by the surviving corporation or its Parent and, with respect to an Award that is subject to Section 409A of the Code, in a manner that complies with Section 424(a) of the Code (whether or not the Award is an ISO).

(3) The substitution by the surviving corporation or its Parent of a new Award, and with respect to an Award that is subject to Section 409A of the Code, in a manner that complies with Section 424(a) of the Code (whether or not the Award is an ISO).

(4) Full exercisability of an Option, full vesting of the Shares subject to an Option and/or full vesting of all other Awards, followed by the cancellation of the Option or Award. The full exercisability of an Option, full vesting of the Shares subject to the Option and/or full vesting of all other Awards may be contingent on the closing of such merger or consolidation. The Participant will be able to exercise an Option during a period of not less than five (5) full business days preceding the effective date of such merger or consolidation, unless (A) a shorter period is required to permit a timely closing of such merger or consolidation and (B) such shorter period still offers the Participant a reasonable opportunity to exercise an Option. Any exercise of an Option during such period may be contingent on the closing of such merger or consolidation.

(5) A payment to the Participant equal to the excess of (A) the Fair Market Value of the Shares subject to the Award as of the effective date of such merger or consolidation over (B) the Exercise Price or Purchase Price of Shares, as the case may be, subject to the Award in connection with the cancellation of the Award. Such payment will be made in the form of cash, cash equivalents, or securities of the surviving corporation or its Parent with a Fair Market Value equal to the required amount. The successor corporation may provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards). Subject to Section 409A of the Code, such payment may be made in installments and may be deferred until the date or dates when the Award would have become exercisable or such Shares would have vested. The amount of such payment initially will be calculated without regard to whether or not the Award is then exercisable or such Shares are then vested. However, such payment may be subject to vesting based on the Participant’s continuing service as an Employee, Consultant or Director. In addition, any escrow, holdback, earn out or similar provisions in the agreement of merger or consolidation may apply to such payment to the same extent and in the same manner as such provisions apply to the holders of Shares. If the Exercise Price of the Shares subject to an option exceeds the Fair Market Value of such Shares, then the Option may be cancelled without making a payment to the Participant. For purposes of this subsection, the Fair Market Value of any security will be determined without regard to any vest conditions that may apply to such security.

(b) Notwithstanding any provision to the contrary herein, in the event of a Corporate Transaction other than as defined in subsection (iii) of the definition of “Corporate Transaction,” the vesting of all Awards granted to Participants will accelerate and such Awards will become exercisable (as applicable) in full prior to the consummation of such event at such times and on such conditions as the Committee determines.

(c) Any adjustment or other actions taken by the Committee pursuant to this Section 21.1 shall be performed in accordance with the applicable provisions of the Code and regulations promulgated thereunder so as to not affect the status of (i) any Award intended to qualify as performance-based compensation under Section 162(m) of the Code, unless the Committee determines otherwise, (ii) any Award intended to qualify as an ISO under Section 422 of the Code, unless the Committee determines otherwise, or (iii) any Award intended to comply with, or qualify for an exception to, Section 409A of the Code.

21.2 Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either; (a) granting an Award under this Plan in substitution of such other company’s award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the Purchase Price or the Exercise Price, as the case may be, and the number and nature of Shares issuable upon exercise or settlement of any such Award will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Option in substitution rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price. Substitute Awards will not reduce the number of Shares authorized for grant from the Plan or authorized for grant to a Participant in any calendar year.

21.3 Non-Employee Directors’ Awards. Notwithstanding any provision to the contrary herein, in the event of a Corporate Transaction, the vesting of all Awards granted to Non-Employee Directors will accelerate and such Awards will become exercisable (as applicable) in full prior to the consummation of such event at such times and on such conditions as the Committee determines.

22. ADOPTION AND STOCKHOLDER APPROVAL. This Plan shall be submitted for the approval of the Company’s stockholders, consistent with applicable laws, within twelve (12) months after the date this Plan is adopted by the Board.

23. TERM OF PLAN/GOVERNING LAW. Unless earlier terminated as provided herein, this Plan will become effective on the Effective Date and will terminate ten (10) years from the date this Plan is adopted by the Board. This Plan and all Awards granted hereunder shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its conflict of laws provisions.

24. AMENDMENT OR TERMINATION OF PLAN. The Board may at any time terminate or amend this Plan in any respect, including, without limitation, amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, without the approval of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval; provided further, that a Participant’s Award shall be governed by the version of this Plan then in effect at the time such Award was granted.

25. NONEXCLUSIVITY OF THE PLAN. Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock awards and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

26. INSIDER TRADING POLICY. Each Participant who receives an Award shall comply with any policy adopted by the Company from time to time covering transactions in the Company’s securities by Employees, officers and/or directors of the Company.

27. DEFINITIONS. As used in this Plan, and except as elsewhere defined herein, the following terms will have the following meanings:

“Award” means any award under the Plan, including any Option, Restricted Stock, Stock Bonus, Stock Appreciation Right, Restricted Stock Unit or Performance Award.

“Award Agreement” means, with respect to each Award, the written or electronic agreement between the Company and the Participant setting forth the terms and conditions of the Award, which shall be in substantially a form (which need not be the same for each Participant) that the Committee from time to time approves, and will comply with and be subject to the terms and conditions of this Plan.

“Award Transfer Program” means any program instituted by the Committee which would permit Participants the opportunity to transfer any outstanding Awards to a financial institution or other person or entity approved by the Committee.

“Board” means the Board of Directors of the Company.

“Cause” means (i) Participant’s willful failure substantially to perform his or her duties and responsibilities to the Company or deliberate violation of a Company policy; (ii) Participant’s commission of any act of fraud, embezzlement, dishonesty or any other willful misconduct that has caused or is reasonably expected to result in material injury to the Company; (iii) unauthorized use or disclosure by Participant of any proprietary information or trade secrets of the Company or any other party to whom the Participant owes an obligation of nondisclosure as a result of his or her relationship with the Company; or (iv) Participant’s willful breach of any of his or her obligations under any written agreement or covenant with the Company. The determination as to whether a Participant is being terminated for Cause shall be made in good faith by the Company and shall be final and binding on the Participant. The foregoing definition does not in any way limit the Company’s ability to terminate a Participant’s employment or consulting relationship at any time as provided in Section 20 above, and the term “Company” will be interpreted to include any Subsidiary, as appropriate.

“Code” means the United States Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

“Committee” means, except as concerns an Award that is intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Compensation Committee of the Board or those persons to whom administration of the Plan, or part of the Plan, has been delegated as permitted by law. With regard to an award which is intended to qualify as “performance-based compensation” under Section 162(m) of the Code, “Committee” means a committee appointed by the Compensation Committee consisting solely of two or more “outside directors” (as defined under Section 162(m) of the Code).

“Common Stock” means the Common Stock of the Company.

“Company” means The ExOne Company., or any successor corporation.

“Consultant” means any person, including an advisor or independent contractor, engaged by the Company or a Subsidiary to render services to such entity.

“Corporate Transaction” means the occurrence of any of the following events: (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing thirty percent (30%) or more of the total voting power represented by the Company’s then-outstanding voting securities; (ii) the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets; (iii) the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its Parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its Parent outstanding immediately after such merger or consolidation (iv) any other transaction which qualifies as a “corporate transaction” under Section 424(a) of the Code wherein the stockholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company). or (v) individuals who, as of the Effective Date, constitute the Incumbent Board cease for any reason to constitute at least a majority of the Board, provided that any individual becoming a director subsequent to the Effective Date whose election or nomination for election by the Company’s stockholders was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Act).

“Covered Employee” means as defined under Section 162(m) of the Code.

“Director” means a member of the Board.

“Disability” means in the case of incentive stock options, total and permanent disability as defined in Section 22(e)(3) of the Code and in the case of other Awards, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months.

“Effective Date” means the day immediately prior to the date of the underwritten initial public offering of the Company’s Common Stock pursuant to a registration statement that is declared effective by the SEC.

“Employee” means any person, including Officers and Directors, employed by the Company or any Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

“Exchange Program” means a program pursuant to which outstanding Awards are surrendered, cancelled or exchanged for cash, the same type of Award or a different Award (or combination thereof).

“Exercise Price” means, with respect to an Option, the price at which a holder may purchase the Shares issuable upon exercise of an Option and with respect to a SAR, the price at which the SAR is granted to the holder thereof.

“Fair Market Value” means, as of any date, the value of a share of the Company’s Common Stock determined as follows:

(a) if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(b) if such Common Stock is publicly traded but is neither listed nor admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(c) in the case of an Option or SAR grant made on the Effective Date, the price per share at which shares of the Company’s Common Stock are initially offered for sale to the public by the Company’s underwriters in the initial public offering of the Company’s Common Stock pursuant to a registration statement filed with the SEC under the Securities Act; or

(d) if none of the foregoing is applicable, by the Board or the Committee in good faith.

“Incumbent Board” means individuals who, as of the Effective Date, constitute the Board.

“Insider” means an officer or director of the Company or any other person whose transactions in the Company’s Common Stock are subject to Section 16 of the Exchange Act.

“Non-Employee Director” means a Director who is not an Employee of the Company or any Subsidiary.

“Option” means an award of an option to purchase Shares pursuant to Section 5.

“Parent” has the same meaning as “parent corporation” in Sections 424(e) and 424(f) of the Code.

“Participant” means a person who holds an Award under this Plan.

“Performance Award” means an Award which shall be settled in cash or stock, or a combination thereof, subject to the satisfaction of certain Performance Factors, granted pursuant to Section 10 or Section 12 of the Plan.

“Performance Factors” means any of the factors selected by the Committee (or, with respect to Performance Awards to Participants who are not Insiders, the Committee’s delegate(s), as applicable) and specified in an Award Agreement, from among the following objective measures, either individually, alternatively or in any combination, applied to the Company as a whole or any business unit or Subsidiary, either individually, alternatively, or in any combination, on a GAAP or non-GAAP basis, and measured, to the extent applicable on an absolute basis or relative to a pre-established target, to determine whether the performance goals established by the Committee with respect to applicable Awards have been satisfied:

•	(a) Profit Before Tax;

•	(b) Billings;

•	(c) Revenue;

•	(d) Net revenue;

•	(e) Earnings (which may include earnings before interest and taxes, earnings before taxes, and net earnings);

•	(f) Operating income;

•	(g) Operating margin;

•	(h) Operating profit;

•	(i) Controllable operating profit, or net operating profit;

•	(j) Net Profit;

•	(k) Gross margin;

•	(l) Operating expenses or operating expenses as a percentage of revenue;

•	(m) Net income;

•	(n) Earnings per share;

•	(o) Total stockholder return;

•	(p) Market share;

•	(q) Return on assets or net assets;

•	(r) The Company’s stock price;

•	(s) Growth in stockholder value relative to a pre-determined index;

•	(t) Return on equity;

•	(u) Return on invested capital;

•	(v) Cash Flow (including free cash flow or operating cash flows)

•	(w) Cash conversion cycle;

•	(x) Economic value added;

•	(y) Individual confidential business objectives;

•	(z) Contract awards or backlog;

•	(aa) Overhead or other expense reduction;

•	(bb) Credit rating;

•	(cc) Strategic plan development and implementation;

•	(dd) Succession plan development and implementation;

•	(ee) Improvement in workforce diversity;

•	(ff) Customer indicators;

•	(gg) New product invention or innovation;

•	(hh) Attainment of research and development milestones;

•	(ii) Improvements in productivity;

•	(jj) Bookings; and

•	(kk) Attainment of objective operating goals and employee metrics.

The Committee may, in recognition of unusual or non-recurring items such as acquisition-related activities or changes in applicable accounting rules, provide for one or more equitable adjustments (based on objective standards) to the Performance Factors to preserve the Committee’s original intent regarding the Performance Factors at the time of the initial award grant. It is within the sole discretion of the Committee to make or not make any such equitable adjustments.

“Performance Period” means the period of service determined by the Committee, during which years of service or performance is to be measured for the Award.

“Performance Share” means performance shares granted in connection with a Performance Award.

“Permitted Transferee” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law (including adoptive relationships) of the Employee, any person sharing the Employee’s household (other than a tenant or employee), a trust in which these persons (or the Employee) have more than 50% of the beneficial interest, a foundation in which these persons (or the Employee) control the management of assets, and any other entity in which these persons (or the Employee) own more than 50% of the voting interests.

“Plan” means this The ExOne Company 2013 Equity Incentive Plan.

“Purchase Price” means the price to be paid for Shares acquired under the Plan, other than Shares acquired upon exercise of an Option or SAR.

“Restricted Stock Award” means an award of Shares pursuant to Section 6 or Section 12 of the Plan, or issued pursuant to the early exercise of an Option.

“Restricted Stock Unit” means an Award granted pursuant to Section 9 or Section 12 of the Plan.

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” means the United States Securities Act of 1933, as amended.

“Shares” means shares of the Company’s Common Stock and the common stock of any successor security.

“Stock Appreciation Right” means an Award granted pursuant to Section 8 or Section 12 of the Plan.

“Stock Bonus Award” means an Award granted pursuant to Section 7 or Section 12 of the Plan.

“Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

“Termination” or “Terminated” means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor or advisor to the Company or a Subsidiary of the Company. An employee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Committee; provided, that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. In the case of any employee on an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Award while on leave from the employ of the Company or a Subsidiary of the Company as it may deem appropriate, except that in no event may an Award be exercised after the expiration of the term set forth in the applicable Award Agreement. In the event of military leave, if required by applicable laws, vesting shall continue for the longest period that vesting continues under any other statutory or Company approved leave of absence and, upon a Participant’s returning from military leave (under conditions that would entitle him or her to protection upon such return under the Uniform Services Employment and Reemployment Rights Act), he or she shall be given vesting credit with respect to Awards to the same extent as would have applied had the Participant continued to provide services to the Company throughout the leave on the same terms as he or she was providing services immediately prior to such leave. An employee shall have terminated employment as of the date he or she ceases to be employed (regardless of whether the termination is in breach of local laws or is later found to be invalid) and employment shall not be extended by any notice period or garden leave mandated by local law. The Committee will have sole discretion to determine whether a Participant has ceased to provide services for purposes of the Plan and the effective date on which the Participant ceased to provide services (the “Termination Date”).

“Unvested Shares” means Shares that have not yet vested or are subject to a right of repurchase in favor of the Company (or any successor thereto).

☐                        ¢

THE EXONE COMPANY

127 Industry Boulevard

North Huntingdon, Pennsylvania 15642

This Proxy is Solicited on Behalf of the

Board of Directors of the Company

The undersigned stockholder hereby appoints S. Kent Rockwell, David Burns, John Irvin and JoEllen Lyons Dillon, and each of them, as proxies for the undersigned, each with full power of substitution for and in the name of the undersigned to act for the undersigned and to consider and vote, as designated on the reverse, all of the shares of stock of The ExOne Company (the “Company”) that the undersigned is entitled to vote at the 2013 Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held on Monday, August 19, 2013, at 10:00 a.m. Eastern Daylight Time, at the Wyndham Grand Pittsburgh, 600 Commonwealth Place, Pittsburgh, Pennsylvania 15222, on the following matters:

Unless otherwise specified in the squares provided, the proxies shall vote in the election of directors FOR the nominees listed, FOR proposal number 2 and FOR proposal number 3, and shall have discretionary power to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

¢	(Continued and to be signed on the reverse side.)	14475 ¢

ANNUAL MEETING OF STOCKHOLDERS OF

THE EXONE COMPANY

August 19, 2013

GO GREEN

  e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS:

The proxy statement and Company’s 2012 Annual Report to stockholders are available at HTTP://WWW.ASTPROXYPORTAL.COM/AST/18123/

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

i	Please detach along perforated line and mail in the envelope provided. i

■	20730300000000000000 9			081913

The Board of Directors recommends a vote “FOR” each of the nominees listed, “FOR” proposal number 2 and “FOR” proposal number 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
					FOR	AGAINST	ABSTAIN
1. Election of seven (7) members of the Board of Directors:				2. Ratification of the appointment of ParenteBeard LLC as the independent registered public accounting firm of the Company for the year ending December 31, 2013.	☐	☐	☐
☐	FOR ALL NOMINEES	NOMINEES: O S. Kent Rockwell O David Burns O John Irvin O Raymond J. Kilmer O Victor Sellier O Lloyd A. Semple O Bonnie K. Wachtel			FOR	AGAINST	ABSTAIN
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES			3. Approval of the 2013 Equity Incentive Plan.	☐	☐	☐
☐	FOR ALL EXCEPT (See instructions below)			The Board of Directors has established the close of business on Monday, June 24, 2013 as the record date for the determination of the stockholders entitled to notice of and to vote at the Annual Meeting.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note: ■	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.	■

ANNUAL MEETING OF STOCKHOLDERS OF

THE EXONE COMPANY

August 19, 2013

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EDT the day before the meeting.
MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.	COMPANY NUMBER

IN PERSON - You may vote your shares in person by attending the Annual Meeting. Should you require directions to the Annual Meeting, please call the Chief Legal Officer and Corporate Secretary at 724-863-9663.

ACCOUNT NUMBER

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS: The proxy statement and Company’s 2012 Annual Report to stockholders are available at HTTP://WWW.ASTPROXYPORTAL.COM/AST/18123/
i Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. i

¢ 20730300000000000000 9	081913

The Board of Directors recommends a vote “FOR” each of the nominees listed,

“FOR” proposal number 2 and “FOR” proposal number 3.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

						FOR	AGAINST	ABSTAIN
1. Election of seven (7) members of the Board of Directors:				2.	Ratification of the appointment of ParenteBeard LLC as the independent registered public accounting firm of the Company for the year ending December 31, 2013.	☐	☐	☐
		NOMINEES:
☐	FOR ALL NOMINEES	O S. Kent Rockwell O David Burns O John Irvin O Raymond J. Kilmer O Victor Sellier O Lloyd A. Semple O Bonnie K. Wachtel
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES					FOR	AGAINST	ABSTAIN
☐	FOR ALL EXCEPT (See instructions below)			3.	Approval of the 2013 Equity Incentive Plan.	☐	☐	☐

				The Board of Directors has established the close of business on Monday, June 24, 2013 as the record date for the determination of the stockholders entitled to notice of and to vote at the Annual Meeting.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.			☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note: ■	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.	■

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on August 19, 2013

THE EXONE COMPANY

BROKER LOGO HERE
Return Address Line 1 Return Address Line 2 Return Address Line 3 51 MERCEDES WAY EDGEWOOD NY 11717
Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1

Meeting Information
Meeting Type: Annual Meeting
For holders as of: June 24, 2013
Date: August 19, 2013 Time:10:00 AM EDT
Location: Wyndham Grand Pittsburgh
600 Commonwealth Place Pittsburgh Pennsylvania 15222

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Broadridge Internal Use Only
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—  Before You Vote  —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Notice & Proxy Statement          2. Annual Report on Form 10-K

How to View Online:

Have the information that is printed in the box marked by the arrow     (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:            www.proxyvote.com

2) BY TELEPHONE:        1-800-579-1639

3) BY E-MAIL*:                sendmaterial@proxyvote.com

*   If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow     (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before August 05, 2013 to facilitate timely delivery.

— How To Vote — Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow     available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Internal Use Only

0000182356_2    R1.0.0.51160

Voting items
The Board of Directors recommends that you vote FOR the following:
1.	Election of Directors
Nominees
01	S. Kent Rockwell 02 David Burns 03 John Irvin 04 Raymond J. Kilmer 05 Victor Sellier
06	Lloyd A. Semple 07 Bonnie K. Wachtel

The Board of Directors recommends you vote FOR the following proposal(s):
2	Ratification of the appointment of ParenteBeard LLC as the independent registered public accounting firm of the Company for the year ending Decemeber 31, 2013.
3	Approval of the 2013 Equity Incentive Plan.
4	Such other business as may properly come before the meeting or any adjournment thereof.

Broadridge Internal Use Only
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0000182356_3    R1.0.0.51160

Reserved for Broadridge Internal Control Information

Voting Instructions

THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS AS REQUIRED BY THE NEW YORK STOCK EXCHANGE

Broadridge Internal Use Only

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